UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Semiannual Report
June 30, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Growth and Income Fund during the six-month reporting period that ended June 30, 2004.

Market Review

The U.S. equity markets generated positive but modest gains during the first six months of the year. The S&P 500 Index returned 3.44%, while the Russell 3000 Index gained 3.59%. The Industrial and Energy sectors drove broad market returns higher, while Financials and Real Estate Investment Trusts declined because of fears of rising interest rates. On the economic front, positive data flow continued, supporting a continued economic expansion with a notable increase in new jobs in the second quarter 2004. However, fears of inflation caused investors to focus on the Federal Reserve Board’s indication that it would raise interest rates by 25 basis points. This came to pass on June 30, marking the first such increase in over four years. Commodity prices, led by crude oil, reached record highs on broad global demand and geopolitical fears. Company earnings continue to be positive, although varied.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

		% of
Holding	Line of Business	Net Assets

Bank of America Corp.	Large Banks	4.4%
Citigroup, Inc.	Large Banks	4.0
ConocoPhillips	Energy Resources	3.8
ChevronTexaco Corp.	Energy Resources	3.5
Exxon Mobil Corp.	Energy Resources	2.8
General Electric Co.	Parts & Equipment	2.4
Altria Group, Inc.	Tobacco	2.3
Microsoft Corp.	Computer Software	2.3
Tyco International Ltd.	Parts & Equipment	2.0
Burlington Resources, Inc.	Energy Resources	2.0

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2004, the Fund generated a cumulative total return of 6.70%. Over the same time period, the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) generated a cumulative total return of 3.44%.

Top contributors to performance represented a cross section of the market and included Burlington Resources, Inc., AT&T Wireless, Avon Products, Inc. and Tyco International Ltd. Our focus on solid stock selection across industries, rather than on sweeping thematic or macroeconomic positioning, was beneficial to our clients.

Within the Energy sector, Burlington and ConocoPhillips were top contributors to performance. Burlington reported a substantial increase in earnings due to record production. We took this opportunity to trim the Fund’s exposure. ConocoPhillips reported another period of strong performance due, in part, to solid oil and gas production, high oil-capacity utilization rates, and favorable commodity prices.

Avon, a leading direct seller of beauty and related products, was a large contributor to performance. We believe the company has benefited from a growing geographic mix, with especially strong sales results from Europe and Latin America. Within the Industrials sector, holdings in Tyco International Ltd. and Eaton Corp. enhanced results. Tyco reported increased revenue growth and cash flow which, coupled with its continued divestiture of non-core businesses, has allowed it to continue to repair its balance sheet by reducing debt. Eaton, a manufacturer that provides fluid power systems, automotive engine air management, and fuel economy systems, recently reported a significant increase in net income versus the prior quarter.

AT&T Wireless, a top contributor in the Services sector, was sold during the period. The stock has performed extremely well since announcing its merger with Cingular. We used the proceeds from the sale to increase the Fund’s position in Nortel Networks Corp, which we believed was trading at a compelling valuation at the time. This was due to controversy over the investigation into the Nortel’s past accounting practices under the watch of an ousted former management team. It is significant that a new CEO has purged the previous management group and, we believe, is moving to improve controls and sustain the momentum of new business. Nortel enjoys a leadership position in the industry’s fastest growing segments, including wireless and voice-over-IP.

Modest detractors from performance included Citigroup, Inc. and Viacom, Inc. Citigroup experienced a decline after announcing a large settlement in the WorldCom class action lawsuit. However, given the large capital base of the company and the strength of its global business mix, we believe the settlement should not materially affect shareholders in the long term. Viacom experienced some volatility during the period because of its exposure to the weak radio market and poor advertising sales.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 16, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.7%

Brokers – 2.4%
49,132	Merrill Lynch & Co., Inc.	$2,652,145
34,100	The Bear Stearns Companies, Inc.	2,874,971

		5,527,116

Chemicals – 2.9%
74,900	Rohm and Haas Co.	3,114,342
87,900	The Dow Chemical Co.	3,577,530

		6,691,872

Computer Hardware – 2.1%
22,900	CDW Corp.	1,460,104
112,400	Hewlett-Packard Co.	2,371,640
76,000	Xerox Corp.*	1,102,000

		4,933,744

Computer Software – 3.0%
116,900	Activision, Inc.*	1,858,710
185,111	Microsoft Corp.	5,286,770

		7,145,480

Consumer Durables – 1.2%
93,000	Masco Corp.	2,899,740

Defense/ Aerospace – 1.0%
22,600	General Dynamics Corp.	2,244,180

Drugs – 2.5%
44,400	Johnson & Johnson	2,473,080
98,500	Pfizer, Inc.	3,376,580

		5,849,660

Electrical Utilities – 8.3%
53,500	Ameren Corp.	2,298,360
55,600	Dominion Resources, Inc.	3,507,248
8,193	Energy East Corp.	198,680
67,412	Entergy Corp.	3,775,746
84,310	Exelon Corp.	2,806,680
66,553	FirstEnergy Corp.	2,489,748
95,809	PPL Corp.	4,397,633

		19,474,095

Energy Resources – 12.1%
128,900	Burlington Resources, Inc.	4,663,602
87,100	ChevronTexaco Corp.	8,196,981
116,600	ConocoPhillips	8,895,414
150,533	Exxon Mobil Corp.	6,685,171

		28,441,168

Environmental & Other Services – 0.6%
46,610	Waste Management, Inc.	1,428,597

Food & Beverage – 1.9%
53,895	H.J. Heinz Co.	2,112,684
76,300	Kraft Foods, Inc.	2,417,184

		4,529,868

Health Insurance – 0.8%
23,200	Aetna, Inc.	1,972,000

Home Products – 3.6%
51,900	Avon Products, Inc.	2,394,666
43,700	The Clorox Co.	2,350,186
69,710	The Procter & Gamble Co.	3,795,012

		8,539,864

Large Banks – 13.9%
122,675	Bank of America Corp.	10,380,759
69,400	Bank One Corp.	3,539,400
201,690	Citigroup, Inc.	9,378,585
112,130	J.P. Morgan Chase & Co.	4,347,280
77,800	Regions Financial Corp.	2,843,590
79,102	U.S. Bancorp.	2,180,051

		32,669,665

Media – 4.7%
76,567	Fox Entertainment Group, Inc.*	2,044,339
43,500	Lamar Advertising Co.*	1,885,725
204,900	Time Warner, Inc.*	3,602,142
98,700	Viacom, Inc. Class B	3,525,564

		11,057,770

Medical Products – 1.4%
95,851	Baxter International, Inc.	3,307,818

Motor Vehicle – 0.9%
51,128	Autoliv, Inc.	2,157,602

Paper & Packaging – 0.8%
73,800	Packaging Corp. of America	1,763,820

Parts & Equipment – 6.2%
61,400	Eaton Corp.	3,975,036
177,000	General Electric Co.	5,734,800
142,512	Tyco International Ltd.	4,722,848

		14,432,684

Property Insurance – 7.2%
36,300	American International Group, Inc.	2,587,464
63,025	PartnerRe Ltd.	3,575,408
57,676	RenaissanceRe Holdings Ltd.	3,111,620
63,900	The Allstate Corp.	2,974,545
64,000	Willis Group Holdings Ltd.	2,396,800
30,626	XL Capital Ltd.	2,311,038

		16,956,875

Regionals – 1.8%
138,600	KeyCorp.	4,142,754

REITS – 4.5%
26,700	AvalonBay Communities, Inc.	1,509,084
60,700	Duke Realty Corp.	1,930,867
104,160	iStar Financial, Inc.	4,166,400
49,564	Liberty Property Trust	1,992,968
32,200	Plum Creek Timber Co., Inc.	1,049,076

		10,648,395

The accompanying notes are an integral part of these financial statements.       3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Retail Apparel – 1.7%
61,200	J. C. Penney Co., Inc.	$2,310,912
60,851	The May Department Stores Co.	1,672,794

		3,983,706

Semiconductors – 0.5%
41,600	Integrated Circuit Systems, Inc.*	1,129,856

Specialty Financials – 4.9%
108,700	American Capital Strategies Ltd.	3,045,774
33,257	Countrywide Financial Corp.	2,336,304
49,576	Fannie Mae	3,537,743
37,408	SLM Corp.	1,513,154
28,800	Washington Mutual, Inc.	1,112,832

		11,545,807

Telecommunications Equipment – 1.4%
642,900	Nortel Networks Corp.*	3,208,071

Telephone – 3.4%
207,100	Sprint Corp.	3,644,960
116,900	Verizon Communications, Inc.	4,230,611

		7,875,571

Thrifts – 0.5%
10,000	Golden West Financial Corp.	1,063,500

Tobacco – 2.3%
109,600	Altria Group, Inc.	5,485,480

Transports – 0.5%
75,000	Southwest Airlines Co.	1,257,750

Trust/ Processors – 0.7%
55,900	The Bank of New York Co., Inc.	1,647,932

TOTAL COMMON STOCKS
(Cost $203,244,938)		$234,012,440

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Repurchase Agreement – 1.7%

Joint Repurchase Agreement Account II^
$4,100,000	1.55%	07/01/2004	$4,100,000
Maturity Value $4,100,176

TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)			$4,100,000

TOTAL INVESTMENTS – 101.4%
(Cost $207,344,938)			$238,112,440

*	Non-income producing security.

^	Joint repurchase agreement was entered into on June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

4      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE U.S. Equity Fund during the six-month reporting period that ended June 30, 2004.

Market Review

For the six-month reporting period ended June 30, 2004, the S&P 500 Index (the “Index”) gained 3.44%. Twelve of the 13 sectors in the Index experienced gains for the period, led by the Energy (+12.7%) sector. The Consumer Non-Cyclicals (+7.6%) and Industrials (+6.3%) sectors also boosted Index returns. The Consumer Services (-1.8%) sector was the only sector to struggle during the six-month period. The Energy sector was the largest positive contributor (weight times performance) to the Index gain for the period, followed closely by the Consumer Non-Cyclicals sector.

Investment Objective

The Fund seeks long-term capital growth and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

		% of
Holding	Line of Business	Net Assets

Microsoft Corp.	Computer Software	4.3%
Pfizer, Inc.	Drugs	3.9
Johnson & Johnson	Drugs	3.0
Intel Corp.	Semiconductors	2.5
J.P. Morgan Chase & Co.	Large Banks	2.2
QUALCOMM, Inc.	Telecommunications Equipment	2.2
Bank of America Corp.	Large Banks	2.1
3M Co.	Chemicals	2.0
Schlumberger Ltd.	Oil Services	2.0
Motorola, Inc.	Telecommunications Equipment	1.8

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period that ended June 30, 2004, the Fund generated a cumulative total return of 6.14%. Over the same time period, the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested) generated a cumulative total return of 3.44%.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter (continued)

As these absolute returns indicate, the equity markets have produced modest gains during the first half of 2004. Over this period, the Fund outperformed its benchmark as a result of solid returns from the CORESM themes, a disciplined approach to security analysis, and rigorous risk management.

Of the CORE themes, Valuation and Earnings Quality were the biggest positive contributors to relative returns, as inexpensive companies with cash-based sources of earnings outperformed their industry counterparts. Momentum and Profitability also added value, while Analyst Sentiment was only slightly positive. Only Management Impact detracted slightly from relative performance for the period.

Stock selection was positive in 10 of the 13 sectors contained in the S&P 500 Index, particularly in Consumer Non-Cyclicals and Healthcare. Meanwhile, holdings in the Consumer Services sector performed the worst relative to their benchmark peers, but did little to offset gains realized in other sectors.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s Index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 16, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%

Biotechnology – 2.6%
15,400	Biogen Idec, Inc.*	$974,050
109,000	Genentech, Inc.*	6,125,800
60,900	Gilead Sciences, Inc.*	4,080,300

		11,180,150

Brokers – 0.2%
19,200	Merrill Lynch & Co., Inc.	1,036,416

Chemicals – 3.5%
96,300	3M Co.	8,667,963
162,900	Monsanto Co.	6,271,650

		14,939,613

Computer Hardware – 2.6%
29,300	Agilent Technologies, Inc.*	857,904
151,900	Cisco Systems, Inc.*	3,600,030
138,100	Dell, Inc.*	4,946,742
54,910	Hewlett-Packard Co.	1,158,601
14,500	NCR Corp.*	719,055

		11,282,332

Computer Software – 5.8%
21,300	Autodesk, Inc.	911,853
95,600	BMC Software, Inc.*	1,768,600
38,000	Cadence Design Systems, Inc.*	555,940
17,700	International Business Machines Corp.	1,560,255
656,300	Microsoft Corp.	18,743,928
35,200	Symantec Corp.*	1,541,056

		25,081,632

Defense/ Aerospace – 0.2%
27,000	Raytheon Co.	965,790

Drugs – 9.2%
67,300	Allergan, Inc.	6,024,696
64,100	American Pharmaceutical Partners, Inc.*@	1,947,358
26,200	Eli Lilly & Co.	1,831,642
235,000	Johnson & Johnson	13,089,500
489,405	Pfizer, Inc.	16,776,803

		39,669,999

Electrical Utilities – 3.2%
24,400	Alliant Energy Corp.	636,352
251,800	Edison International	6,438,526
66,300	Entergy Corp.	3,713,463
54,524	Exelon Corp.	1,815,104
44,600	Northeast Utilities	868,362
11,200	Texas Genco Holdings, Inc.	505,008

		13,976,815

Energy Resources – 3.1%
53,288	ConocoPhillips	4,065,342
6,500	Devon Energy Corp.	429,000
109,066	Exxon Mobil Corp.	4,843,621
85,200	Occidental Petroleum Corp.	4,124,532

		13,462,495

Environmental & Other Services – 2.3%
178,100	Cendant Corp.	4,359,888
9,900	ITT Educational Services, Inc.*	376,398
23,700	Republic Services, Inc.	685,878
148,100	Waste Management, Inc.	4,539,265

		9,961,429

Food & Beverage – 4.5%
218,339	Archer-Daniels-Midland Co.	3,663,728
157,900	Kraft Foods, Inc.	5,002,272
35,200	SUPERVALU, INC.	1,077,472
84,500	Sysco Corp.	3,031,015
312,900	Tyson Foods, Inc.	6,555,255

		19,329,742

Health Insurance – 0.2%
37,300	Humana, Inc.*	630,370

Home Products – 3.3%
8,900	Alberto-Culver Co. Class B	446,246
98,000	Avon Products, Inc.	4,521,720
39,000	The Gillette Co.	1,653,600
137,600	The Procter & Gamble Co.	7,490,944

		14,112,510

Hotel & Leisure – 1.3%
27,200	Caesars Entertainment, Inc.*	408,000
65,700	GTECH Holdings Corp.	3,042,567
15,900	Harman International Industries, Inc.	1,446,900
9,400	Polaris Industries, Inc.	451,200
9,300	Royal Caribbean Cruises Ltd.	403,713

		5,752,380

Information Services – 3.4%
170,300	Accenture Ltd.*	4,679,844
139,200	IMS Health, Inc.	3,262,848
102,500	Moody’s Corp.	6,627,650

		14,570,342

Large Banks – 8.4%
105,283	Bank of America Corp.	8,909,048
105,132	Citigroup, Inc.	4,888,638
246,000	J.P. Morgan Chase & Co.	9,537,420
193,800	U.S. Bancorp.	5,341,128
170,400	Wachovia Corp.	7,582,800

		36,259,034

Life Insurance – 3.6%
136,200	MetLife, Inc.	4,882,770
5,700	Nationwide Financial Services, Inc.	214,377

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – (continued)
157,300	Principal Financial Group, Inc.	$5,470,894
107,700	Prudential Financial, Inc.	5,004,819

		15,572,860

Media – 3.9%
88,164	Comcast Corp.*	2,471,237
6,900	Cox Radio, Inc.*	119,922
106,900	Fox Entertainment Group, Inc.*	2,854,230
80,930	The Walt Disney Co.	2,062,906
411,200	Time Warner, Inc.*	7,228,896
60,885	Viacom, Inc. Class B	2,174,812

		16,912,003

Medical Products – 1.7%
83,600	Zimmer Holdings, Inc.*	7,373,520

Medical Providers – 0.2%
28,100	Caremark Rx, Inc.*	925,614

Mining – 0.1%
10,700	Newmont Mining Corp.	414,732

Motor Vehicle – 2.6%
56,700	AutoNation, Inc.*	969,570
360,700	Ford Motor Co.	5,644,955
102,000	General Motors Corp.@	4,752,180

		11,366,705

Oil Refining – 3.3%
41,700	Marathon Oil Corp.	1,577,928
79,300	Sunoco, Inc.	5,045,066
100,300	Valero Energy Corp.	7,398,128

		14,021,122

Oil Services – 2.0%
135,500	Schlumberger Ltd.	8,605,605

Paper & Packaging – 0.3%
47,600	Louisiana-Pacific Corp.	1,125,740

Parts & Equipment – 2.2%
192,400	General Electric Co.	6,233,760
100,300	Tyco International Ltd.	3,323,942

		9,557,702

Property Insurance – 3.3%
36,500	ACE Ltd.	1,543,220
34,978	American International Group, Inc.	2,493,232
17,712	Fidelity National Financial, Inc.	661,366
79,300	Loews Corp.	4,754,828
36,400	MBIA, Inc.	2,079,168
56,300	The Allstate Corp.	2,620,765

		14,152,579

Regionals – 0.4%
18,800	Bank of Hawaii Corp.	850,136
16,400	UnionBanCal Corp.	924,960

		1,775,096

REITS – 0.5%
36,400	Equity Office Properties Trust	990,080
33,200	Friedman, Billings, Ramsey Group, Inc.	657,028
14,500	Regency Centers Corp.	622,050

		2,269,158

Retail Apparel – 4.8%
12,400	AutoZone, Inc.*	993,240
16,400	Barnes & Noble, Inc.*	557,272
87,200	Coach, Inc.*	3,940,568
130,100	Federated Department Stores, Inc.	6,387,910
15,100	RadioShack Corp.	432,313
101,800	Saks, Inc.*	1,527,000
56,900	Sears, Roebuck & Co.	2,148,544
42,200	The Home Depot, Inc.	1,485,440
62,900	Wal-Mart Stores, Inc.	3,318,604

		20,790,891

Semiconductors – 2.9%
80,500	Avnet, Inc.*	1,827,350
394,500	Intel Corp.	10,888,200

		12,715,550

Specialty Financials – 2.5%
41,100	AmeriCredit Corp.*	802,683
103,000	CIT Group, Inc.	3,943,870
37,000	Countrywide Financial Corp.	2,599,250
140,900	MBNA Corp.	3,633,811

		10,979,614

Telecommunications Equipment – 4.2%
435,900	Motorola, Inc.	7,955,175
13,900	Plantronics, Inc.*	585,190
129,800	QUALCOMM, Inc.	9,472,804

		18,013,169

Telephone – 2.2%
68,900	BellSouth Corp.	1,806,558
441,800	Sprint Corp.	7,775,680

		9,582,238

Thrifts – 0.5%
20,600	Golden West Financial Corp.	2,190,810

Tobacco – 1.8%
112,200	R.J. Reynolds Tobacco Holdings, Inc.@	7,583,598

Transports – 0.8%
47,900	United Parcel Service, Inc.	3,600,643

Wireless – 0.5%
105,500	AT&T Wireless Services, Inc.*	1,510,760
15,000	United States Cellular Corp.*	578,250

		2,089,010

TOTAL COMMON STOCKS
(Cost $371,209,821)		$423,829,008

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.6%

Joint Repurchase Agreement Account II^
$7,000,000	1.55%	7/1/2004	$7,000,000
Maturity Value $7,000,300

TOTAL REPURCHASE AGREEMENT
(Cost $7,000,000)			$7,000,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $378,209,821)			$430,829,008

Shares	Description	Value
Securities Lending Collateral – 1.5%

6,407,700	Boston Global Investment Trust – Enhanced Portfolio	$6,407,700

TOTAL SECURITIES LENDING COLLATERAL
(Cost $6,407,700)		6,407,700

TOTAL INVESTMENTS – 101.2%
(Cost $384,617,521)		$437,236,708

*	Non-income producing security.

@	All or a portion of security is on loan.

^	Joint repurchase agreement was entered into on June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – CORE Small Cap Equity Fund during the six-month reporting period that ended June 30, 2004.

Market Review

For the six-month reporting period ended June 30, 2004, the Russell 2000 Index (the “Index”) gained 6.76%. Twelve of the 13 sectors in the Index posted positive absolute returns for the period, with the Energy sector (+27.1) generating the best results. Basic Materials (+12.0%) and Consumer Non-Cyclicals (+11.3%) also posted solid returns. The Healthcare sector (+10.3%) was the biggest contributor (weight times performance) to Index gains, followed closely by the Consumer Cyclicals (+9.8%) and Financials (+4.6%) sectors.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments of U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

		% of
Holding	Line of Business	Net Assets

Tesoro Petroleum Corp.	Oil Refining	1.6%
eResearch Technology, Inc.	Computer Software	1.6
Silicon Valley Bancshares	Regionals	1.5
Veritas DGC, Inc.	Oil Services	1.5
Hughes Supply, Inc.	Construction	1.3
Plantronics, Inc.	Telecommunications Equipment	1.2
Gen-Probe, Inc.	Biotechnology	1.1
Stage Stores, Inc.	Retail Apparel	1.1
Engineered Support Systems, Inc.	Parts & Equipment	1.1
Kos Pharmaceuticals, Inc.	Drugs	1.0

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period that ended June 30, 2004, the Fund generated a cumulative total return of 6.00%. Over the same time period, the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested) generated a cumulative total return of 6.76%.

As these absolute returns indicate, the small-cap equity market continued to rise during the first half of 2004. Despite good absolute performance, the Fund underperformed its

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

benchmark for the period. Although the CORE investment themes performed well in the broad universe, certain themes worked well among large-cap stocks but not among smaller-cap stocks. Momentum, Earnings Quality, and Analyst Sentiment, in particular, were considerably less successful for the Russell 2000 benchmark holdings than they were for large caps.

Of the CORE themes, Earnings Quality was the biggest positive contributor to relative returns, as companies with cash-based sources of earnings outperformed their industry counterparts. Profitability was a close second behind Earnings Quality. Valuation, Momentum, and Analyst Sentiment added value as well. Only Management Impact detracted from relative performance for the period.

Stock selection was negative in nine of the 13 sectors, particularly in the Consumer Cyclicals sector. Meanwhile, the Fund’s holdings in the Energy sector helped boost returns relative to the benchmark but did little to alleviate losses felt in other sectors.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s Index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Management Team

July 16, 2004

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%

Biotechnology – 2.6%
11,400	Albany Molecular Research, Inc.*	$147,402
16,100	Applera Corp. – Celera Genomics Group*	185,311
9,200	Bio-Rad Laboratories, Inc.*	541,512
54,800	deCODE genetics, Inc.*	465,800
44,200	Gen-Probe, Inc.*	2,091,544
22,400	Guilford Pharmaceuticals, Inc.*@	106,400
15,300	Maxygen, Inc.*	161,721
3,100	Neurocrine Biosciences, Inc.*	160,735
67,600	Vicuron Pharmaceuticals, Inc.*	849,056

		4,709,481

Chemicals – 0.7%
12,400	Arch Chemicals, Inc.	357,368
12,700	Myers Industries, Inc.	179,070
23,100	NewMarket Corp.*	495,957
24,600	PolyOne Corp.*	183,024

		1,215,419

Computer Hardware – 2.6%
67,900	Adaptec, Inc.*	574,434
16,200	Echelon Corp.*@	181,278
24,300	Imagistics International, Inc.*	860,220
113,700	InFocus Corp.*	966,450
98,900	Komag, Inc.*	1,381,633
5,800	Tech Data Corp.*	226,954
30,900	UNOVA, Inc.*	625,725

		4,816,694

Computer Software – 5.8%
3,800	ANSYS, Inc.*	178,600
89,500	Aspect Communications Corp.*	1,270,900
65,800	Epicor Software Corp.*	924,490
105,475	eResearch Technology, Inc.*	2,953,300
30,600	FileNET Corp.*	966,042
26,000	Inet Technologies, Inc.*	324,220
6,800	Intergraph Corp.*	175,848
19,500	MSC.Software Corp.*	174,525
12,000	QAD, Inc.*	127,320
3,600	Quality Systems, Inc.*	176,724
33,400	S1 Corp.*	331,996
55,100	SeaChange International, Inc.*@	930,088
6,100	SPSS, Inc.*	109,617
48,400	SS&C Technologies, Inc.	905,080
26,500	Tradestation Group, Inc.*	190,535
17,100	Transaction Systems Architects, Inc.*	368,163
13,800	Websense, Inc.*	513,774

		10,621,222

Construction – 3.9%
30,300	Brookfield Homes Corp.	793,557
23,950	Griffon Corp.*	533,606
39,400	Hughes Supply, Inc.	2,321,842
9,800	Lennox International, Inc.	177,380
106,400	USG Corp.*@	1,870,512
40,800	Washington Group International, Inc.*	1,464,312

		7,161,209

Consumer Durables – 0.4%
31,000	Applica, Inc.*	275,900
2,000	CSS Industries, Inc.	70,080
10,600	Interface, Inc.*	92,538
21,300	Kimball International, Inc. Class B	314,175

		752,693

Defense/ Aerospace – 1.7%
46,800	Armor Holdings, Inc.*	1,591,200
15,800	Curtiss-Wright Corp.	887,802
19,600	Orbital Sciences Corp.*	270,676
2,100	Sequa Corp.*	122,787
14,100	Teledyne Technologies, Inc.*	282,282

		3,154,747

Drugs – 2.9%
32,700	Endo Pharmaceuticals Holdings, Inc.*	766,815
58,300	Kos Pharmaceuticals, Inc.*@	1,922,151
21,300	Noven Pharmaceuticals, Inc.*	469,026
12,900	Nutraceutical International Corp.*	274,899
12,400	Omnicell, Inc.*	181,164
54,200	USANA Health Sciences, Inc.*@	1,684,536

		5,298,591

Electrical Utilities – 2.6%
52,200	Alliant Energy Corp.	1,361,376
28,900	Avista Corp.	532,338
5,200	Central Vermont Public Service Corp.	106,548
12,000	IDACORP, Inc.	324,000
19,000	Northeast Utilities	369,930
79,900	Sierra Pacific Resources*	616,029
67,500	Southern Union Co.*	1,422,900

		4,733,121

Electronic Manufacturing Services – 0.6%
52,100	EnPro Industries, Inc.*	1,197,258

Energy Resources – 1.3%
54,450	Patina Oil & Gas Corp.	1,626,422
15,000	The Houston Exploration Co.*	777,600

		2,404,022

Environmental & Other Services – 1.5%
11,100	Administaff, Inc.*	184,260
26,200	Dollar Thrifty Automotive Group, Inc.*	718,928
44,500	Integrated Electrical Services, Inc.*	358,225
9,300	LNR Property Corp.	504,525
15,100	MPS Group, Inc.*	183,012

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Environmental & Other Services – (continued)
56,600	Spherion Corp.*	$573,924
10,700	United Rentals, Inc.*	191,423

		2,714,297

Food & Beverage – 2.9%
17,300	Corn Products International, Inc.	805,315
22,201	Flowers Foods, Inc.	580,556
34,900	Interstate Bakeries Corp.	378,665
3,900	J & J Snack Foods Corp.*	159,237
35,800	Nash-Finch Co.	896,074
24,300	Pilgrim’s Pride Corp.	703,242
23,950	Sanderson Farms, Inc.	1,284,199
10,000	The Boston Beer Co., Inc.*	201,400
9,900	The Robert Mondavi Corp.*	366,498

		5,375,186

Gas Utilities – 0.2%
3,500	Northwest Natural Gas Co.	106,750
10,900	Southwest Gas Corp.	263,017

		369,767

Grocery – 0.3%
9,700	Ruddick Corp.	217,765
52,600	The Great Atlantic & Pacific Tea Co., Inc.*	402,916

		620,681

Home Products – 0.7%
32,100	Nu Skin Enterprises, Inc.	812,772
21,300	Perrigo Co.	404,061

		1,216,833

Hotel & Leisure – 3.7%
6,800	Arctic Cat, Inc.	187,204
33,800	Choice Hotels International, Inc.	1,695,408
5,090	Dover Downs Gaming & Entertainment, Inc.	57,263
21,200	FelCor Lodging Trust, Inc.*	256,520
30,600	GTECH Holdings Corp.	1,417,086
26,500	Handleman Co.	613,740
192,700	La Quinta Corp.*	1,618,680
22,800	Prime Hospitality Corp.*	242,136
4,000	The Marcus Corp.	69,000
16,000	Vail Resorts, Inc.*	306,560
21,500	World Wrestling Entertainment, Inc.	274,125

		6,737,722

Information Services – 3.3%
30,600	Arbitron, Inc.*	1,117,512
22,700	Century Business Services, Inc.*	98,972
25,400	Cerner Corp.*	1,132,332
7,400	Daktronics, Inc.*	184,630
39,000	eFunds Corp.*	682,500
27,900	Gartner, Inc.*	368,838
24,300	Keane, Inc.*	332,667
41,500	Orbitz, Inc.*@	897,230
12,900	Pre-Paid Legal Services, Inc.*@	307,407
10,000	SOURCECORP, Inc.*	275,200
15,100	Symyx Technologies, Inc.*	364,212
44,000	TeleTech Holdings, Inc.*	385,880

		6,147,380

Internet – 0.3%
9,800	eCollege.com*	156,800
7,500	F5 Networks, Inc.*	198,600
8,700	WebEx Communications, Inc.*@	189,312

		544,712

Life Insurance – 1.5%
26,100	AmerUs Group Co.	1,080,540
21,050	Delphi Financial Group, Inc.	936,725
6,500	FBL Financial Group, Inc.	183,690
1,300	National Western Life Insurance Co.*	199,615
23,900	The Phoenix Cos., Inc.@	292,775

		2,693,345

Media – 0.8%
26,900	Hearst-Argyle Television, Inc.	693,482
12,500	Insight Communications Co., Inc.*	115,750
13,300	The Liberty Corp.	624,435

		1,433,667

Medical Products – 3.6%
33,600	Advanced Medical Optics, Inc.*	1,430,352
8,400	Align Technology, Inc.*	159,600
36,300	Dade Behring Holdings, Inc.*	1,724,976
25,300	DJ Orthopedics, Inc.*	581,900
19,800	Haemonetics Corp.*	587,070
8,200	Hologic, Inc.*	190,650
11,366	Merit Medical Systems, Inc.*	181,060
2,900	Ocular Sciences, Inc.*	110,200
7,100	Owens & Minor, Inc.	183,890
16,300	Respironics, Inc.*	957,625
11,400	Ventana Medical Systems, Inc.*	541,842

		6,649,165

Medical Providers – 2.0%
5,800	Amedisys, Inc.*	191,632
71,300	Kindred Healthcare, Inc.*	1,878,755
7,500	PAREXEL International Corp.*	148,500
13,700	RehabCare Group, Inc.*	364,831
39,600	Select Medical Corp.	531,432
22,900	Stewart Enterprises, Inc.*	186,406
7,800	Sunrise Senior Living, Inc.*	305,292

		3,606,848

Mining – 4.2%
28,000	AMCOL International Corp.	530,600
14,500	Brush Engineered Materials, Inc.*	274,050
46,800	Carpenter Technology Corp.	1,593,540
20,600	Commercial Metals Co.	668,470
10,900	Metals USA, Inc.*	194,892
25,800	Oregon Steel Mills, Inc.*	380,292

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Mining – (continued)
27,300	Reliance Steel & Aluminum Corp.	$1,100,736
13,100	Royal Gold, Inc.@	185,627
25,700	RTI International Metals, Inc.*	409,915
46,100	Ryerson Tull, Inc.	732,068
24,250	Schnitzer Steel Industries, Inc.	823,530
4,200	Silgan Holdings, Inc.	169,302
13,700	Steel Dynamics, Inc.*	392,231
38,100	USEC, Inc.	334,137

		7,789,390

Motor Vehicle – 0.8%
24,300	Lithia Motors, Inc.	602,154
71,300	Visteon Corp.	832,071

		1,434,225

Oil Refining – 1.6%
107,100	Tesoro Petroleum Corp.*	2,955,960

Oil Services – 2.7%
2,600	CARBO Ceramics, Inc.	177,450
3,000	Lufkin Industries, Inc.	95,940
43,500	Petroleum Development Corp.*	1,192,770
26,500	Universal Compression Holdings, Inc.*	813,020
117,500	Veritas DGC, Inc.*	2,720,125

		4,999,305

Paper & Packaging – 1.6%
10,000	Chesapeake Corp.	266,800
4,400	Greif Bros. Corp.	185,900
45,500	Louisiana-Pacific Corp.	1,076,075
28,600	United Stationers, Inc.*	1,135,992
9,200	Universal Forest Products, Inc.	296,700

		2,961,467

Parts & Equipment – 5.3%
18,200	Acuity Brands, Inc.	491,400
18,600	Applied Industrial Technologies, Inc.	560,232
8,000	CIRCOR International, Inc.	163,120
17,200	Coherent, Inc.*	513,420
7,100	CyberOptics Corp.*	184,458
35,300	Engineered Support Systems, Inc.	2,065,403
18,700	Esterline Technologies Corp.*	552,211
40,600	Intervoice, Inc.*	465,682
4,800	Kaman Corp.	67,152
34,200	MTS Systems Corp.	801,990
8,800	NACCO Industries, Inc.	836,000
26,200	NMS Communications Corp.*	193,356
9,200	Rofin-Sinar Technologies, Inc.*	233,588
8,200	Rogers Corp.*	573,180
8,200	Technitrol, Inc.*	179,580
4,400	Tennant Co.	182,380
2,900	The Genlyte Group, Inc.*	182,352
2,900	The Middleby Corp.	158,398
32,100	Watsco, Inc.	901,047
4,900	Woodward Governor Co.	353,339

		9,658,288

Property Insurance – 2.2%
6,200	Argonaut Group, Inc.*	114,266
35,300	LandAmerica Financial Group, Inc.	1,374,229
4,800	Selective Insurance Group, Inc.	191,424
34,300	Stewart Information Services Corp.	1,158,311
6,600	The Midland Co.	195,690
21,200	Zenith National Insurance Corp.	1,030,320

		4,064,240

Publishing – 2.5%
20,500	American Greetings Corp.*	475,190
27,500	Bowne & Co., Inc.	435,875
23,500	Consolidated Graphics, Inc.*	1,035,175
59,100	Hollinger International, Inc.	992,289
24,400	Journal Communications, Inc.	459,452
31,900	Paxar Corp.*	622,688
8,800	Pulitzer, Inc.	430,320
8,300	The Standard Register Co.	98,770

		4,549,759

Regionals – 6.6%
37,200	Bank of Hawaii Corp.	1,682,184
29,000	BankAtlantic Bancorp, Inc.	535,050
6,600	Berkshire Hills Bancorp, Inc.	244,860
11,600	Brookline Bancorp, Inc.	170,172
2,750	Capital City Bank Group, Inc.	108,873
34,000	Commercial Capital Bancorp, Inc.*	590,580
18,600	Corus Bankshares, Inc.	764,646
3,700	First Citizens Bancshares, Inc.	451,400
2,500	First Financial Bankshares, Inc.	104,825
9,000	Greater Bay Bancorp.	260,100
13,200	Hancock Holding Co.	383,592
2,200	IBERIABANK Corp.	130,196
6,190	Oriental Financial Group, Inc.	167,563
6,488	Pacific Capital Bancorp.	182,507
30,900	PFF Bancorp, Inc.	1,150,716
4,400	Prosperity Bancshares, Inc.	107,140
23,800	R&G Financial Corp. Class B	786,828
8,600	Riggs National Corp.	181,632
71,400	Silicon Valley Bancshares*	2,831,010
6,275	Sterling Bancorp.	173,316
8,430	Texas Regional Bancshares, Inc.	387,021
6,200	U.S.B. Holding Co., Inc.	142,104
10,470	UMB Financial Corp.	540,461

		12,076,776

REITS – 4.9%
8,700	Amli Residential Properties Trust	255,258
3,000	Bedford Property Investors, Inc.	87,720
92,800	Capstead Mortgage Corp.@	1,248,160
26,300	Commercial Net Lease Realty	452,360
5,000	Correctional Properties Trust	146,250

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

REITS – (continued)
14,000	Cousins Properties, Inc.	$461,300
26,300	Entertainment Properties Trust	939,962
9,800	Equity One, Inc.	177,184
17,000	Friedman, Billings, Ramsey Group, Inc.	336,430
39,400	Glenborough Realty Trust, Inc.	722,990
8,100	Healthcare Realty Trust, Inc.	303,588
11,300	Heritage Property Investment Trust	305,778
17,400	Highland Hospitality Corp.*	174,870
52,300	HRPT Properties Trust	523,523
17,300	Kilroy Realty Corp.	589,930
23,300	National Health Investors, Inc.	633,527
15,100	Newcastle Investment Corp.	452,245
27,100	Omega Healthcare Investors, Inc.	272,084
14,100	PS Business Parks, Inc.	567,384
23,300	Senior Housing Properties Trust	391,207

		9,041,750

Restaurants – 1.6%
19,650	CEC Entertainment, Inc.*	579,872
30,800	Dave & Buster’s, Inc.*	578,732
11,500	Jack in the Box, Inc.*	341,550
7,900	Lone Star Steakhouse & Saloon, Inc.	214,801
42,100	Papa John’s International, Inc.*@	1,243,634

		2,958,589

Retail Apparel – 7.2%
18,800	Aaron Rents, Inc.	623,032
11,800	Blockbuster, Inc.@	179,124
47,550	Brookstone, Inc.*	953,377
4,800	Brown Shoe Co., Inc.	196,464
24,300	Charming Shoppes, Inc.*	216,999
11,500	Coldwater Creek, Inc.*	304,405
17,700	GameStop Corp.*	269,394
23,800	Goody’s Family Clothing, Inc.	246,806
8,700	Haverty Furniture Cos., Inc.	152,076
39,400	Insight Enterprises, Inc.*	699,744
24,100	K-Swiss, Inc.	487,061
51,400	Longs Drug Stores Corp.	1,226,918
50,300	Movie Gallery, Inc.	983,365
27,400	Payless ShoeSource, Inc.*	408,534
19,800	PETCO Animal Supplies, Inc.*	637,758
44,500	Saks, Inc.	667,500
37,700	Shopko Stores, Inc.*	533,078
30,000	Skechers U.S.A., Inc.*	390,000
20,700	Sonic Automotive, Inc.	458,505
55,200	Stage Stores, Inc.*	2,078,832
7,300	The Children’s Place Retail Stores, Inc.*	171,696
13,700	The Finish Line, Inc.*	413,329
21,000	The Pep Boys – Manny, Moe & Jack	532,350
14,600	Zale Corp.*	397,996

		13,228,343

Semiconductors – 2.8%
174,000	Atmel Corp.*	1,030,080
53,050	Avnet, Inc.*	1,204,235
45,800	C-COR.net Corp.*	471,282
14,500	Microsemi Corp.*	206,045
29,500	Pixelworks, Inc.*	451,940
13,900	Silicon Image, Inc.*	182,507
44,400	Silicon Storage Technology, Inc.*	457,320
15,300	Standard Microsystems Corp.*	356,796
47,300	Vishay Intertechnology, Inc.*	878,834

		5,239,039

Specialty Financials – 3.6%
10,700	Advanta Corp. Class B	245,244
40,200	AmeriCredit Corp.*	785,106
59,600	CompuCredit Corp.*	1,031,080
3,200	Credit Acceptance Corp.*	48,224
26,600	Gabelli Asset Management, Inc.	1,130,500
8,200	NCO Group, Inc.*	218,858
39,700	New Century Financial Corp.@	1,858,754
9,700	Nuveen Investments	259,960
9,600	SWS Group, Inc.	146,880
44,300	World Acceptance Corp.*	812,019

		6,536,625

Telecommunications Equipment – 3.2%
32,800	Anixter International, Inc.*	1,116,184
82,100	Artesyn Technologies, Inc.*	738,900
37,400	Audiovox Corp.*	631,312
40,500	CommScope, Inc.*	868,725
4,800	EMS Technologies, Inc.*	93,264
45,000	Optical Communication Products, Inc.*	109,800
50,900	Plantronics, Inc.*	2,142,890
10,900	ViaSat, Inc.*	271,955

		5,973,030

Telephone – 0.2%
87,200	Time Warner Telecom, Inc.*	365,368

Thrifts – 0.7%
53,400	Flagstar Bancorp, Inc.	1,061,592
5,700	Flushing Financial Corp.	100,605
10,200	Republic Bancorp, Inc.	141,780
1,200	WSFS Financial Corp.	58,404

		1,362,381

Transports – 1.8%
36,800	Alaska Air Group, Inc.*	878,416
10,900	Covenant Transport, Inc.*	186,281
36,600	ExpressJet Holdings, Inc.*	444,324
18,100	Frontier Airlines, Inc.*	196,928
4,200	Landstar System, Inc.*	222,054
18,500	Overseas Shipholding Group, Inc.	816,405
35,100	SkyWest, Inc.	611,091

		3,355,499

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Wireless – 0.2%
15,000	Boston Communications Group, Inc.*	$153,750
6,500	United States Cellular Corp.*	250,575

		404,325

TOTAL COMMON STOCKS
(Cost $165,005,613)		183,128,419

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $165,005,613)		183,128,419

Securities Lending Collateral – 6.2%

11,364,050	Boston Global Investment Trust – Enhanced Portfolio	11,364,050

TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,364,050)		11,364,050

TOTAL INVESTMENTS – 105.8%
(Cost $176,369,663)		194,492,469

*	Non-income producing security.

@	All or a portion of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Capital Growth Fund during the six-month reporting period that ended June 30, 2004.

Market Review

The U.S. equity markets posted modest gains during the reporting period. In the first quarter 2004, investors were preoccupied with concerns over anemic job growth and the potential for a “jobless” economic recovery. However, these fears abruptly changed in the second quarter as nearly one million new jobs were created from March through May 2004. In addition, corporate profits continued to be very strong and consumer confidence reached a two-year high in June 2004. Despite these positive trends, the surge in employment and signs of inflationary pressures caused investors to become preoccupied with the prospect for higher interest rates. At the end of the period, the Federal Open Market Committee raised short-term interest rates from 1.00% to 1.25%, the first such increase in four years. Looking at the reporting period as a whole, the market was led by consumer industries such as foods, beverages, and household/ personal care. After a weak first quarter, Internet, defense, and energy companies also benefited from the growing recovery and posted positive results in the second quarter. Media-related companies, such as radio broadcasting and cable, were notably weak due to poor advertising sales.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

		% of
Holding	Line of Business	Net Asset

Microsoft Corp.	Computer Software	5.5%
Pfizer, Inc.	Drugs	5.1
PepsiCo, Inc.	Food & Beverage	4.0
QUALCOMM, Inc.	Telecommunications Equipment	3.8
Fannie Mae	Specialty Financials	3.4
Wal-Mart Stores, Inc.	Retail	3.2
Dell, Inc.	Computer Hardware	3.0
Intel Corp.	Semiconductors	3.0
Cisco Systems, Inc.	Computer Hardware	2.7
The McGraw-Hill Cos., Inc.	Information Services	2.7

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2004, the Fund generated a cumulative total return of 2.92%. Over the same time period, the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) and its former benchmark, the S&P 500 Index (with dividends reinvested), generated cumulative total returns of 2.74% and 3.44%, respectively.

Within the Media sector, the Fund’s holdings within the radio market were weak, as analysts were disappointed by near-term advertising sales. While the recent stock performances from Viacom, Inc. and Clear Channel Communications, Inc. are disappointing, we remain focused on their competitive advantages and long-term growth prospects. In the Healthcare sector, Wyeth and Guidant Corp. detracted from performance during the second half of the period. In the case of Wyeth, an appeals court overturned a prior ruling, which had limited the evidence allowed to be submitted by plaintiffs’ attorneys in fen-phen trials. It is the widely held belief that the company may ultimately attempt to take the appeal to the Supreme Court. Despite these legal proceedings, we believe the fundamentals of the business are strong. Guidant’s stock declined in response to the announcement that it experienced manufacturing or design issues during a recent clinical trial. We continued to build up the Fund’s position during this weakness in the stock price.

Within Consumer Staples, Colgate-Palmolive Co., Wm. Wrigley Jr. Co. and Avon Products, Inc. were notably strong during the reporting period. In 2003, we took advantage of attractive valuations and increased the Fund’s allocation to this area. We believe all three companies are benefiting from their global reach, as sales in European and Latin American operations continue to exceed analysts’ expectations. In the Technology sector, Microsoft Corp., eBay, Inc. and QUALCOMM, Inc. were notable contributors. In the case of Microsoft, we believe the market has begun to recognize the strong fundamentals of its business. With its recent anti-trust settlement behind it, Microsoft plans to use some of its estimated $56 billion of cash to benefit shareholders by paying a special one-time, three-dollar a share dividend, and to buy back a portion of its outstanding stock.

Travel-related businesses, including Starwood Hotels and Resorts Worldwide, Inc., Marriott International, Inc., Cendant Corp. and Sabre Holdings Corp. ended the period in positive territory and boosted returns. These companies are benefiting as the economy strengthens, corporate profits surge, and the stock market rebounds. As a result, travel is starting to pick up and occupancy is improving. Starwood has important exposure to the New York and Boston markets – sites of the Republican and Democrat conventions. Since Marriott manages rather than owns its properties, it receives incentives amounting to a certain percentage of profits if goals are met.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 16, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.7%

Biotechnology – 2.1%
68,820	Amgen, Inc.*	$3,755,507

Brokers – 0.9%
15,165	Merrill Lynch & Co., Inc.	818,607
16,055	Morgan Stanley	847,222

		1,665,829

Chemicals – 1.6%
30,855	3M Co.	2,777,259

Computer Hardware – 5.7%
205,700	Cisco Systems, Inc.*	4,875,090
149,765	Dell, Inc.*	5,364,582

		10,239,672

Computer Software – 7.8%
36,075	Electronic Arts, Inc.*	1,967,891
17,455	Intuit, Inc.*	673,414
347,275	Microsoft Corp.	9,918,174
47,500	Sabre Holdings Corp.	1,316,225

		13,875,704

Drugs – 8.4%
25,240	Eli Lilly & Co.	1,764,528
266,650	Pfizer, Inc.	9,140,762
42,670	Schering-Plough Corp.	788,542
94,895	Wyeth	3,431,403

		15,125,235

Energy Resources – 1.5%
15,650	Anadarko Petroleum Corp.	917,090
19,830	Apache Corp.	863,596
20,392	Exxon Mobil Corp.	905,609

		2,686,295

Financial Technology – 3.1%
27,780	CheckFree Corp.*	833,400
106,200	First Data Corp.	4,728,024

		5,561,424

Food & Beverage – 6.4%
132,360	PepsiCo, Inc.	7,131,557
27,165	The Coca-Cola Co.	1,371,289
46,490	Wm. Wrigley Jr. Co.	2,931,195

		11,434,041

Home Products – 7.3%
91,200	Avon Products, Inc.	4,207,968
64,545	Colgate-Palmolive Co.	3,772,655
23,521	Energizer Holdings, Inc.*	1,058,445
75,120	The Procter & Gamble Co.	4,089,533

		13,128,601

Hotel & Leisure – 4.0%
30,900	GTECH Holdings Corp.	1,430,979
30,320	Harrah’s Entertainment, Inc.	1,640,312
40,280	Marriott International, Inc.	2,009,166
47,390	Starwood Hotels & Resorts Worldwide, Inc.	2,125,442

		7,205,899

Information Services – 4.2%
40,245	Moody’s Corp.	2,602,242
63,390	The McGraw-Hill Cos., Inc.	4,853,772

		7,456,014

Internet – 1.3%
25,040	eBay, Inc.*	2,302,428

Large Banks – 1.1%
17,600	Bank One Corp.	897,600
21,816	Citigroup, Inc.	1,014,444

		1,912,044

Media – 12.3%
37,798	Cablevision Systems New York Group*	742,731
58,400	Citadel Broadcasting Co.*	850,888
94,818	Clear Channel Communications, Inc.	3,503,525
28,430	EchoStar Communications Corp.*	874,223
58,715	Lamar Advertising Co.*	2,545,295
91,700	Liberty Media Corp. Series A*	824,383
9,600	The E.W. Scripps Co.	1,008,000
162,710	Time Warner, Inc.*	2,860,442
79,950	Univision Communications, Inc.*	2,552,803
20,010	Valassis Communications, Inc.*	609,705
121,918	Viacom, Inc. Class B	4,354,911
46,800	XM Satellite Radio Holdings, Inc.*	1,277,172

		22,004,078

Medical Products – 2.5%
26,800	Guidant Corp.	1,497,584
40,200	Medtronic, Inc.	1,958,544
14,300	St. Jude Medical, Inc.*	1,081,795

		4,537,923

Medical Providers – 1.1%
59,195	Caremark Rx, Inc.*	1,949,883

Parts & Equipment – 2.1%
57,400	General Electric Co.	1,859,760
56,100	Tyco International Ltd.	1,859,154

		3,718,914

Property Insurance – 1.0%
12,500	AMBAC Financial Group, Inc.	918,000
22,100	Willis Group Holdings Ltd.	827,645

		1,745,645

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Publishing – 0.7%
15,100	Gannett Co., Inc.	$1,281,235

Real Estate and Travel Services – 2.0%
145,715	Cendant Corp.	3,567,103

Retail – 5.7%
34,555	Dollar Tree Stores, Inc.*	947,844
28,965	Family Dollar Stores, Inc.	881,115
33,000	Lowe’s Companies, Inc.	1,734,150
31,900	PETCO Animal Supplies, Inc.*	1,027,499
106,930	Wal-Mart Stores, Inc.	5,641,627

		10,232,235

Semiconductors – 3.7%
193,200	Intel Corp.	5,332,320
34,600	Linear Technology Corp.	1,365,662

		6,697,982

Specialty Financials – 7.7%
86,250	Fannie Mae	6,154,800
76,065	Freddie Mac	4,814,914
65,850	MBNA Corp.	1,698,272
124,510	The Charles Schwab Corp.	1,196,541

		13,864,527

Telecommunications Equipment – 3.8%
93,130	QUALCOMM, Inc.	6,796,628

Thrifts – 0.5%
7,915	Golden West Financial Corp.	841,760

Wireless – 1.2%
71,700	American Tower Corp.*	1,089,840
72,290	Crown Castle International Corp.*	1,066,278

		2,156,118

TOTAL COMMON STOCKS
(Cost $171,011,423)		$178,519,983

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.3%

Joint Repurchase Agreement Account II^
$600,000	1.55%	07/01/2004	$600,000
Maturity Value $600,026

TOTAL REPURCHASE AGREEMENT
(Cost $600,000)			$600,000

TOTAL INVESTMENTS — 100.0%
(Cost $171,611,423)			$179,119,983

   *  Non-income producing security.

^	Joint repurchase agreement was entered into on June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Mid Cap Value Fund during the six-month reporting period that ended June 30, 2004.

Market Review

The U.S. equity markets generated positive but modest gains during the first six months of the year. The S&P 500 Index returned 3.44%, while the Russell 3000 Index gained 3.59%. The Industrial and Energy sectors drove broad market returns higher, while Financials and Real Estate Investment Trusts (“REITs”) declined because of fears of rising interest rates. On the economic front, positive data flow continued, supporting a continued economic expansion with a notable increase in new jobs in the second quarter 2004. However, fears of inflation caused investors to focus on the Federal Reserve Board’s indication that it would raise interest rates by 25 basis points. This came to pass on June 30, marking the first such increase in over four years. Commodity prices, led by crude oil, reached record highs on broad global demand and geopolitical fears. Company earnings continued to be positive, although varied.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

		% of
Holding	Line of Business	Net Assets

PPL Corp.	Electrical Utilities	2.7%
Abercrombie & Fitch Co.	Retail Apparel	2.4
Cummins, Inc.	Parts & Equipment	2.1
CIT Group, Inc.	Specialty Financials	2.0
iStar Financial, Inc.	REITs	2.0
PartnerRe Ltd.	Property Insurance	2.0
Eaton Corp.	Parts & Equipment	2.0
The Williams Companies, Inc.	Diversified Energy	2.0
Lennar Corp.	Construction	1.9
Lamar Advertising Co.	Media	1.8

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND
Shareholder Letter (continued)

Performance Review

Over the six-month reporting period that ended June 30, 2004, the Fund generated a cumulative total return of 10.40%. Over the same time period, the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested) generated a cumulative total return of 7.17%.

Retail and apparel stocks generally performed well during the period, and J.C. Penney and Abercrombie & Fitch were two of the Fund’s top performers. Both had been subject to extreme levels of investor skepticism during 2003 due to lackluster sales trends. Abercrombie & Fitch, a specialty retailer, benefited from changes in merchandising strategies that enabled it to compete with department store labels more effectively while increasing same-store sales. J.C. Penney performed well over the period, due in part to its strong operating results. In addition, J.C. Penney reached an agreement to sell its holding in the pharmacy chain Eckerd at a favorable price.

Within Insurance and Specialty Finance, Countrywide Financial performed very well. This caused the company’s total market capitalization to exceed the upper limits of our mid-cap range. Given the Fund’s mandate to invest in mid-cap stocks, Countrywide Financial was subsequently eliminated from the portfolio. During the period, we initiated a position in Health Net, Inc., an integrated managed care organization company that we felt was an attractive opportunity in the HMO industry. We also increased the Fund’s position in CIT Group, Inc., a commercial and consumer finance company. CIT has continued to execute its plan of refinancing its high cost debt after spinning off from Tyco in mid-2002.

With oil and natural gas at historically high prices and historically low-inventory levels, we continue to focus on Energy companies that show capital discipline and focus on returns. XTO Energy and The Williams Companies, Inc. were the Fund’s top contributors in the sector. During the period, we increased the Fund’s position in Western Gas Resources, Inc. and Patina Oil & Gas Corp.

Detractors from performance were Callaway Golf Co. and Lennar Corp. Callaway suffered from competitive pressures to cut prices on its hallmark products, which resulted in lower-than-expected sales. We continue to monitor the situation very closely. Lennar, one of the largest single-family homebuilders in the U.S., declined on speculation that the housing market would slow with the prospect of rising interest rates.

As in the past, we thank you for your continued confidence.

Goldman Sachs Value Portfolio Management Team

July 16, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%

Biotechnology – 0.9%
276,600	MedImmune, Inc.*	$6,472,440

Brokers – 1.0%
78,961	The Bear Stearns Companies, Inc.	6,657,202

Chemicals – 4.1%
775,450	Agrium, Inc.	11,282,798
306,100	Monsanto Co.	11,784,850
130,900	Rohm and Haas Co.	5,442,822

		28,510,470

Computer Hardware – 3.9%
104,500	CDW Corp.	6,662,920
200,505	Hutchinson Technology, Inc.*	4,930,418
293,200	Storage Technology Corp.*	8,502,800
256,615	Xerox Corp.*	3,720,918
44,033	Zebra Technologies Corp.*	3,830,871

		27,647,927

Computer Software – 2.2%
499,940	Activision, Inc.*	7,949,046
321,545	NetIQ Corp.*	4,244,394
186,600	PeopleSoft, Inc.*	3,452,100

		15,645,540

Construction – 1.9%
297,505	Lennar Corp.	13,304,424

Consumer Durables – 1.7%
181,370	Ethan Allen Interiors, Inc.	6,512,997
123,700	The Stanley Works	5,638,246

		12,151,243

Defense/ Aerospace – 1.1%
223,492	Rockwell Collins, Inc.	7,446,753

Diversified Energy – 3.2%
1,150,100	The Williams Companies, Inc.@	13,686,190
273,740	Western Gas Resources, Inc.	8,891,075

		22,577,265

Drugs – 2.6%
81,700	AmerisourceBergen Corp.	4,884,026
153,100	Charles River Laboratories International, Inc.*	7,481,997
154,295	Covance, Inc.*	5,952,701

		18,318,724

Electrical Utilities – 8.0%
137,456	Energy East Corp.	3,333,308
129,421	Entergy Corp.	7,248,870
267,639	FirstEnergy Corp.	10,012,375
163,000	PG&E Corp.*@	4,554,220
96,655	Pinnacle West Capital Corp.	3,903,896
418,188	PPL Corp.	19,194,829
123,525	Puget Energy, Inc.	2,706,433
147,500	Wisconsin Energy Corp.	4,809,975

		55,763,906

Energy Resources – 3.0%
89,600	EOG Resources, Inc.	5,350,016
316,370	Patina Oil & Gas Corp.@	9,449,972
203,870	XTO Energy, Inc.	6,073,287

		20,873,275

Environmental & Other Services – 0.7%
174,976	Republic Services, Inc.	5,063,805

Food & Beverage – 1.3%
312,800	Archer-Daniels-Midland Co.	5,248,784
118,900	The Pepsi Bottling Group, Inc.	3,631,206

		8,879,990

Health Insurance – 2.0%
80,679	Aetna, Inc.	6,857,715
279,900	Health Net, Inc.*	7,417,350

		14,275,065

Home Products – 2.0%
151,100	The Clorox Co.	8,126,158
119,640	The Estee Lauder Companies, Inc.	5,836,039

		13,962,197

Hotel & Leisure – 2.2%
343,330	Callaway Golf Co.@	3,893,362
111,671	Harrah’s Entertainment, Inc.	6,041,401
295,943	Hilton Hotels Corp.	5,522,297

		15,457,060

Information Services – 0.7%
153,905	Anteon International Corp.*	5,020,381

Internet – 0.6%
63,400	Getty Images, Inc.*	3,804,000

Life Insurance – 1.0%
126,705	Torchmark Corp.	6,816,729

Media – 3.0%
402,665	Emmis Communications Corp.*	8,447,912
289,055	Lamar Advertising Co.*	12,530,534

		20,978,446

Mining – 1.1%
104,129	Nucor Corp.	7,992,942

Motor Vehicle – 1.8%
155,490	American Axle & Manufacturing Holdings, Inc.	5,653,617
122,078	Lear Corp.	7,201,381

		12,854,998

Oil Refining – 1.1%
115,800	Sunoco, Inc.	7,367,196

Oil Services – 1.4%
299,633	Patterson-UTI Energy, Inc.	10,010,739

The accompanying notes are an integral part of these financial statements.      23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Paper & Packaging – 1.5%
275,574	Packaging Corp. of America	$6,586,219
79,000	Sealed Air Corp.*	4,208,330

		10,794,549

Parts & Equipment – 5.6%
263,694	American Standard Companies, Inc.*	10,629,505
240,470	Cummins, Inc.	15,029,375
213,042	Eaton Corp.	13,792,339

		39,451,219

Property Insurance – 6.5%
121,954	AMBAC Financial Group, Inc.	8,956,302
244,262	PartnerRe Ltd.	13,856,983
199,453	RenaissanceRe Holdings Ltd.	10,760,489
310,730	Willis Group Holdings Ltd.	11,636,839

		45,210,613

Publishing – 0.9%
236,597	A.H. Belo Corp.	6,352,629

Regionals – 8.1%
311,257	Banknorth Group, Inc.	10,109,627
103,665	City National Corp.	6,810,790
296,320	FirstMerit Corp.	7,813,958
115,677	KeyCorp.	3,457,586
137,932	M&T Bank Corp.	12,041,464
191,100	North Fork Bancorporation, Inc.@	7,271,355
243,532	SouthTrust Corp.	9,451,477

		56,956,257

REITS – 6.5%
124,100	AvalonBay Communities, Inc.	7,014,132
182,300	Developers Diversified Realty Corp.	6,447,951
349,462	iStar Financial, Inc.	13,978,480
159,574	Liberty Property Trust	6,416,470
212,553	Plum Creek Timber Co., Inc.	6,924,977
153,000	Prentiss Properties Trust	5,128,560

		45,910,570

Restaurants – 0.9%
168,554	Yum! Brands, Inc.*	6,273,580

Retail Apparel – 6.1%
443,200	Abercrombie & Fitch Co.	17,174,000
222,740	Federated Department Stores, Inc.	10,936,534
247,600	J. C. Penney Co., Inc.	9,349,376
190,700	Ross Stores, Inc.	5,103,132

		42,563,042

Semiconductors – 1.0%
170,800	Integrated Circuit Systems, Inc.*	4,638,928
106,600	Power Integrations, Inc.*	2,654,340

		7,293,268

Specialty Financials – 3.0%
252,575	American Capital Strategies Ltd.@	7,077,151
371,595	CIT Group, Inc.	14,228,373

		21,305,524

Telecommunications Equipment – 1.0%
810,660	Tellabs, Inc.*	7,085,168

Telephone – 1.0%
226,500	CenturyTel, Inc.	6,804,060

Tobacco – 0.7%
76,200	R.J. Reynolds Tobacco Holdings, Inc.	5,150,358

Transports – 2.2%
70,229	Landstar System, Inc.*	3,713,007
169,100	Teekay Shipping Corp.	6,320,958
129,820	Yellow Roadway Corp.*	5,174,625

		15,208,590

TOTAL COMMON STOCKS
(Cost $578,803,542)		$684,212,144

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.1%

Joint Repurchase Agreement Account II^
$14,700,000	1.55%	07/01/2004	$14,700,000
Maturity Value $14,700,631

TOTAL REPURCHASE AGREEMENT
(Cost $14,700,000)			$14,700,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $593,503,542)			$698,912,144

Shares	Description	Value
Securities Lending Collateral – 2.9%

20,371,475	Boston Global Investment Trust – Enhanced Portfolio	$20,371,475

TOTAL SECURITIES LENDING COLLATERAL
(Cost $20,371,475)		$20,371,475

TOTAL INVESTMENTS -102.5%
(Cost $613,875,017)		$719,283,619

   *  Non-income producing security.

@	All of a portion of security is on loan.
^	Joint repurchase agreement was entered into on June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – International Equity Fund during the six-month reporting period that ended June 30, 2004.

Market Overview

International equities sustained 2003’s upward momentum during January and early February 2004, with higher-risk, more cyclical sectors leading the market. However, defensive sectors began to rally later in the first quarter 2004 after the Federal Reserve Board (the “Fed”) implied that interest rates might rise sooner than the market had expected. A sharp increase in market volatility occurred in March following the terrorist attacks in Madrid.

Investors continued to be unsettled in April and early May by the prospect of higher U.S. interest rates. Global equities then rallied during late May and June, helped by the Fed’s reiteration that its approach to raising interest rates would remain “measured.” Overall, corporate fundamentals remained strong, with profit growth meeting or beating expectations in the first quarter 2004 earnings-reporting season. However, international equity returns were muted during the reporting period. In addition to the prospect of higher interest rates, investors had to contend with fears of a sharp slowdown in China’s economy, geopolitical tensions, and rising oil prices.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2004*

			% of
Holding	Country	Line of Business	Net Assets

Vodafone Group PLC	United Kingdom	Telecommunication Services	4.6%
ING Groep NV	Netherlands	Diversified Financials	3.6
Novartis AG	Switzerland	Pharmaceuticals & Biotechnology	3.6
Banca Intesa SpA	Italy	Banks	3.5
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals & Biotechnology	3.3
Zurich Financial Services AG	Switzerland	Insurance	3.2
LVMH Moet Hennessy Louis Vuitton SA	France	Consumer Durables & Apparel	3.1
WPP Group PLC	United Kingdom	Media	3.1
Mitsui Fudosan Co. Ltd.	Japan	Real Estate	2.8
PSA Peugeot Citroen	France	Automobiles & Components	2.6

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2004, the Fund generated a cumulative total return of 0.00%. Over the same time period, the Fund’s benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated a cumulative total return of 4.86%.

The Fund’s position in Yukos ADR, the largest Russian oil company, detracted from relative performance over the period. This was due to the Russian government’s attempts to extract tax payments for previous fiscal years (currently $3.4 billion for fiscal year 2000 and a similar amount expected for 2001). In October 2003, Yukos’ CEO and principal shareholder Mikhail Khodorkovsky was arrested on allegations of fraud, tax evasion, and forgery. This, combined with the commencement of a process for the Russian authorities to extract tax payments for the last four years, sent shares in Yukos sharply lower. Although investor concerns diminished during the first quarter 2004 (a period which saw substantial recovery in Yukos’ share price), the second quarter saw the Russian authorities freeze Yukos’ assets, making it difficult for the company to raise the required money. We recently met with the company’s CFO, and we continue to assess our position in Yukos.

An overweight position in Adecco, the world’s largest provider of temporary workers, also hurt relative performance. The company’s announcement in early January 2004 that it would delay publication of its 2003 earnings was unanticipated by investors. The company’s stock subsequently fell sharply. We eliminated the position promptly owing to the lack of visibility regarding the nature and extent of the accounting problems.

Several of the Fund’s Japanese holdings exposed to its domestic economy enhanced results during the period. Investors were drawn to these stocks due to indications that domestic demand was contributing to the country’s economic recovery. In particular, the Fund’s overweight positions in ORIX Corp. and Mitsui Fudosan Co. Ltd., both of which have exposure to the real estate industry, boosted returns. Credit card company Credit Saison Co. Ltd., which benefited from expectations of an increase in consumer lending, also contributed to performance.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

July 16, 2004

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments
June 30, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%

Finland – 2.2%
150,510	Nokia Oyj (Technology Hardware & Equipment)	$2,188,655

France – 14.1%
69,387	European Aeronautic Defence & Space Co.@ (Capital Goods)	1,946,513
26,084	L’Oreal SA@ (Household & Personal Products)	2,095,561
43,194	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	3,143,555
46,655	PSA Peugeot Citroen (Automobiles & Components)	2,611,297
32,466	Schneider Electric SA (Capital Goods)	2,230,078
10,986	Total Fina Elf SA Class B*@ (Energy)	2,109,332

		14,136,336

Germany – 5.0%
30,866	Bayerische Motoren Werke (BMW) AG (Automobiles & Components)	1,375,523
38,973	Deutsche Boerse AG* (Diversified Financials)	1,995,293
10,005	SAP AG (Software & Services)	1,669,227

		5,040,043

Greece – 1.0%
54,220	OPAP SA (Hotels Restaurants & Leisure)	1,021,271

Hong Kong – 6.1%
138,000	Cheung Kong (Holdings) Ltd.* (Real Estate)	1,022,547
302,320	Dah Sing Banking Group Ltd.* (Banks)	496,134
151,600	Dah Sing Financial Group (Banks)	898,313
426,000	Esprit Holdings Ltd. (Retailing)	1,912,158
294,000	Wing Hang Bank Ltd. (Banks)	1,752,668

		6,081,820

Ireland – 0.5%
31,317	Anglo Irish Bank Corp. PLC (Banks)	492,099

Italy – 3.5%
895,658	Banca Intesa SpA@ (Banks)	3,513,935

Japan – 18.2%
70,300	Credit Saison Co. Ltd. (Diversified Financials)	2,123,159
41,200	Honda Motor Co. Ltd. (Automobiles & Components)	1,997,221
225	KDDI Corp. (Telecommunication Services)	1,293,537
98,500	Konica Minolta Holdings, Inc.* (Technology Hardware & Equipment)	1,366,512
232,000	Mitsui Fudosan Co. Ltd.* (Real Estate)	2,794,046
19,300	ORIX Corp. (Diversified Financials)	2,217,501
69,000	RICOH Co. Ltd.@ (Technology Hardware & Equipment)	1,474,550
44,900	Seiko Epson Corp. (Technology Hardware & Equipment)	1,640,341
48,100	Shin-Etsu Chemical Co. Ltd.* (Materials)	1,729,696
18,550	USS Co. Ltd. (Retailing)	1,598,126

		18,234,689

Netherlands – 7.0%
78,822	ASML Holding NV* (Semiconductors & Semiconductor Equipment)	1,349,311
151,811	ING Groep NV (Diversified Financials)	3,605,797
69,757	VNU NV (Media)	2,034,524

		6,989,632

Norway – 1.4%
208,628	Telenor ASA*@ (Telecommunication Services)	1,455,450

Russia – 3.0%
12,400	Mobile Telesystems ADR (Telecommunication Services)	1,512,800
48,070	YUKOS ADR@ (Energy)	1,528,626

		3,041,426

South Korea – 3.6%
125,063	Hyundai Motor Co. Ltd. GDR†@ (Automobiles & Components)	2,486,253
5,600,000	Samsung Electronics Co. Ltd. GDR† (Semiconductors & Semiconductor Equipment)	1,154,213

		3,640,466

Spain – 1.6%
119,170	Banco Bilbao Vizcaya Argentaria SA* (Banks)	1,604,520

Sweden – 4.4%
583,716	Skandia Forsakrings AB* (Insurance)	2,437,469
650,329	Telefonaktiebolaget LM Ericsson* (Technology Hardware & Equipment)	1,946,320

		4,383,789

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
June 30, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Switzerland – 8.8%
55,170	Credit Suisse Group (Diversified Financials)	$1,971,398
80,611	Novartis AG (Pharmaceuticals & Biotechnology)	3,580,545
20,512	Zurich Financial Services AG (Insurance)	3,251,343

		8,803,286

Taiwan – 1.2%
159,100	Hon Hai Precision Industry Co. Ltd.@ (Technology Hardware & Equipment)	1,193,250

United Kingdom – 18.1%
107,098	British Sky Broadcasting Group PLC (Media)	1,210,823
44,773	Carnival PLC (Hotels Restaurants & Leisure)	2,181,317
162,147	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	3,303,318
146,823	HBOS PLC (Banks)	1,826,536
209,348	Prudential PLC (Insurance)	1,806,793
2,117,444	Vodafone Group PLC (Telecommunication Services)	4,654,203
308,132	WPP Group PLC (Media)	3,142,328

		18,125,318

TOTAL COMMON STOCKS
(Cost $93,220,266)		$99,945,985

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Short-Term Obligation – 0.2%

State Street Bank & Trust Euro Time Deposit
$155,000	1.13%	07/01/2004	$155,000

TOTAL SHORT-TERM OBLIGATION
(Cost $155,000)			$155,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $93,375,266)			$100,100,985

Shares	Description	Value
Securities Lending Collateral – 11.7%

11,718,967	Boston Global Investment Trust – Enhanced Portfolio	$11,718,967

TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,718,967)		11,718,967

TOTAL INVESTMENTS -111.6%
(Cost $105,094,233)		$111,819,952

*	Non-income producing security.

@	All or a portion of security is on loan.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,640,466, which represents approximately 3.6% of net assets as of June 30, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depository Receipt

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

As a % of
net assets
Common Stock Industry Classifications‡

Automobiles & Components	8.4%
Banks	10.5
Capital Goods	4.2
Consumer Durables & Apparel	3.1
Diversified Financials	11.9
Energy	3.6
Hotels Restaurants & Leisure	3.2
Household & Personal Products	2.1
Insurance	7.5
Materials	1.7
Media	6.4
Pharmaceuticals & Biotechnology	6.9
Real Estate	3.8
Retailing	3.5
Semiconductors & Semiconductor Equipment	2.5
Software & Services	1.7
Technology Hardware & Equipment	9.8
Telecommunication Services	8.9

TOTAL COMMON STOCK	99.7%

‡	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Assets and Liabilities
June 30, 2004 (Unaudited)

	Growth and	CORE U.S.
	Income Fund	Equity Fund

Assets:

Investment in securities, at value (identified cost $207,344,938, $378,209,821, $165,005,613, $171,611,423, $593,503,542 and $93,375,266, respectively)	$238,112,440	$430,829,008
Securities lending collateral, at value	—	6,407,700
Cash(a)	1,765,100	423,007
Foreign currencies, at value (identified cost $156,626)	—	—
Receivables:
Investment securities sold	4,157,441	—
Dividends and interest, at value	280,417	495,969
Fund shares sold	120,190	989,869
Forward foreign currency exchange contracts	—	—
Variation margin	—	195,477
Securities lending income	—	4,748
Reimbursement from adviser	—	—
Other assets	2,546	2,304

Total assets	244,438,134	439,348,082

Liabilities:

Due to custodian	—	—
Payables:
Payable upon return of securities loaned	—	6,407,700
Investment securities purchased	9,217,560	—
Amounts owed to affiliates	149,560	239,152
Fund shares repurchased	185,977	375,670
Forward foreign currency exchange contracts	—	—
Accrued expenses and other liabilities	63,960	64,453

Total liabilities	9,617,057	7,086,975

Net Assets:

Paid-in capital	238,355,339	457,343,379
Accumulated undistributed net investment income	1,741,309	1,680,362
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(36,043,073)	(79,442,583)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	30,767,502	52,679,949

NET ASSETS	$234,821,077	$432,261,107

Total shares of beneficial interest outstanding, no par value (unlimited shares authorized)	22,007,079	37,284,850
Net asset value, offering and redemption price per share	$10.67	$11.59

(a)	Includes restricted cash of $331,150 and $200,000 for CORE U.S. Equity Fund and CORE Small Cap Equity Fund, respectively, relating to initial margin requirements on futures transactions.

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$183,128,419	$179,119,983	$698,912,144	$100,100,985
11,364,050	—	20,371,475	11,718,967
200,000	46,023	—	300
—	—	—	155,684
1,749,018	—	9,166,018	—
219,169	68,245	991,935	202,275
40,469	185,796	749,802	34,017
—	—	—	447,409
19,706	—	—	24,595
9,994	—	6,459	22,429
—	—	—	21,098
3,315	2,476	5,665	1,379

196,734,140	179,422,523	730,203,498	112,729,138

901,982	—	987,271	—
11,364,050	—	20,371,475	11,718,967
356,242	—	6,146,806	2,839
114,364	115,669	464,963	84,427
56,633	170,132	148,086	46,686
—	—	—	576,977
56,157	82,888	112,473	89,597

12,849,428	368,689	28,231,074	12,519,493

159,423,559	203,081,963	540,566,981	147,467,665
507,504	144,144	2,934,145	291,070
5,822,668	(31,680,833)	53,062,696	(54,148,615)
18,130,981	7,508,560	105,408,602	6,599,525

$183,884,712	$179,053,834	$701,972,424	$100,209,645

13,358,359	18,133,343	47,572,463	10,586,584
$13.77	$9.87	$14.76	$9.47

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Operations
For the Six Months Ended June 30, 2004 (Unaudited)

	Growth and	CORE U.S.
	Income Fund	Equity Fund

Investment income:

Dividends(a)	$2,587,055	$3,152,847
Interest (including securities lending income of $51, $33,914, $93,600, $0, $9,376 and $93,312, respectively)	12,828	52,445

Total income	2,599,883	3,205,292

Expenses:

Management fees	869,627	1,413,960
Transfer agent fees	46,380	80,798
Custody and accounting fees	32,003	44,745
Printing fees	9,879	9,252
Professional fees	10,916	11,762
Trustee fees	7,062	7,062
Registration fees	31	31
Other	675	246

Total expenses	976,573	1,567,856

Less — expense reductions	(218)	(17,623)

Net Expenses	976,355	1,550,233

NET INVESTMENT INCOME	1,623,528	1,655,059

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	22,969,642	17,646,230
Futures transactions	—	62,322
Foreign currency related transactions	—	—
Net change in unrealized gain (loss) on:
Investments	(9,531,379)	4,796,342
Futures	—	29,372
Translation of assets and liabilities denominated in foreign currencies	—	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	13,438,263	22,534,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,061,791	$24,189,325

(a)	For the CORE Small Cap Equity, Mid Cap Value, and International Equity Funds, foreign taxes withheld on dividends were $830, $6,153 and $139,514, respectively.

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$1,128,356	$866,330	$5,581,847	$1,189,333
94,094	9,784	98,608	94,453

1,222,450	876,114	5,680,455	1,283,786

683,525	672,116	2,523,874	521,638
36,455	35,846	126,194	20,866
53,662	25,596	63,121	114,328
14,279	18,218	9,045	14,574
13,762	6,062	18,862	12,454
7,062	7,062	7,062	7,062
31	31	31	31
440	628	143	347

809,216	765,559	2,748,332	691,300

(122)	(217)	(2,022)	(65,502)

809,094	765,342	2,746,310	625,798

413,356	110,772	2,934,145	657,988

5,498,071	(463,188)	54,821,310	6,677,589
(48,061)	—	—	(369)
—	—	—	(340,218)
4,668,444	5,681,046	5,499,948	(6,991,538)
16,903	—	—	—
—	—	—	(183,684)

10,135,357	5,217,858	60,321,258	(838,220)

$10,548,713	$5,328,630	$63,255,403	$(180,232)

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2004 (Unaudited)

	Growth and	CORE U.S.
	Income Fund	Equity Fund

From operations:

Net investment income	$1,623,528	$1,655,059
Net realized gain (loss) on investment, futures and foreign currency related transactions	22,969,642	17,708,552
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(9,531,379)	4,825,714

Net increase (decrease) in net assets resulting from operations	15,061,791	24,189,325

From share transactions:

Proceeds from sales of shares	7,383,293	42,652,179
Cost of shares repurchased	(17,939,816)	(17,605,445)

Net increase (decrease) in net assets resulting from share transactions	(10,556,523)	25,046,734

TOTAL INCREASE (DECREASE)	4,505,268	49,236,059

Net assets:

Beginning of period	230,315,809	383,025,048

End of period	$234,821,077	$432,261,107

Accumulated undistributed net investment income	$1,741,309	$1,680,362

Summary of share transactions:

Shares sold	712,435	3,778,560
Shares repurchased	(1,740,750)	(1,560,826)

TOTAL INCREASE (DECREASE)	(1,028,315)	2,217,734

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$413,356	$110,772	$2,934,145	$657,988
5,450,010	(463,188)	54,821,310	6,337,002
4,685,347	5,681,046	5,499,948	(7,175,222)

10,548,713	5,328,630	63,255,403	(180,232)

4,750,047	6,170,155	97,328,478	1,898,985
(13,179,359)	(12,138,991)	(36,534,496)	(8,301,366)

(8,429,312)	(5,968,836)	60,793,982	(6,402,381)

2,119,401	(640,206)	124,049,385	(6,582,613)

181,765,311	179,694,040	577,923,039	106,792,258

$183,884,712	$179,053,834	$701,972,424	$100,209,645

$507,504	$144,144	$2,934,145	$291,070

351,744	632,888	6,942,899	199,165
(986,302)	(1,246,801)	(2,611,585)	(881,057)

(634,558)	(613,913)	4,331,314	(681,892)

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Statements of Changes in Net Assets
For the Year Ended December 31, 2003

	Growth and	CORE U.S.
	Income Fund	Equity Fund

From operations:

Net investment income	$646,377	$1,327,907
Net realized gain (loss) on investment, futures and foreign currency related transactions	234,857	1,301,741
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,541,626	45,731,567

Net increase in net assets resulting from operations	12,422,860	48,361,215

Distributions to shareholders:

From net investment income	(561,152)	(1,302,647)
From net realized gain on investments and futures transactions	—	—

Total distributions to shareholders	(561,152)	(1,302,647)

From share transactions:

Proceeds from sales of shares	11,379,148	33,376,750
Proceeds in connection with mergers	178,951,522	172,009,752
Reinvestment of dividends and distributions	561,152	1,302,647
Cost of shares repurchased	(9,348,414)	(14,161,752)

Net increase in net assets resulting from share transactions	181,543,408	192,527,397

TOTAL INCREASE	193,405,116	239,585,965

Net assets:

Beginning of year	36,910,693	143,439,083

End of year	$230,315,809	$383,025,048

Accumulated undistributed (distributions in excess of) net investment income	$117,781	$25,303

Summary of share transactions:

Shares sold	1,300,174	3,484,303
Shares issued in connection with mergers	18,241,732	16,120,873
Shares issued on reinvestment of dividends and distributions	57,851	123,709
Shares repurchased	(1,100,833)	(1,564,060)

NET INCREASE	18,498,924	18,164,825

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

CORE Small Cap	Capital	Mid Cap	International
Equity Fund	Growth Fund	Value Fund	Equity Fund

$227,356	$100,912	$4,414,044	$84,538
6,471,097	(788,467)	15,687,799	463,753
16,297,633	8,924,917	97,691,989	7,435,932

22,996,086	8,237,362	117,793,832	7,984,223

(137,156)	(67,672)	(4,441,591)	(641,177)
(2,020,835)	—	(5,830,111)	—

(2,157,991)	(67,672)	(10,271,702)	(641,177)

9,341,036	9,098,379	161,701,075	3,347,815
110,388,436	148,549,781	—	85,111,633
2,157,991	67,672	10,271,702	641,177
(7,965,049)	(4,243,477)	(59,108,989)	(2,865,383)

113,922,414	153,472,355	112,863,788	86,235,242

134,760,509	161,642,045	220,385,918	93,578,288

47,004,802	18,051,995	357,537,121	13,213,970

$181,765,311	$179,694,040	$577,923,039	$106,792,258

$94,148	$33,372	$—	$(366,918)

819,502	1,076,571	14,040,664	427,150
8,651,130	15,836,851	—	9,311,989
171,678	7,307	788,917	71,006
(762,948)	(497,754)	(5,300,708)	(364,591)

8,879,362	16,422,975	9,528,873	9,445,554

The accompanying notes are an integral part of these financial statements.      37

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

				Net
	Net asset			realized			In excess	From	From
	value,	Net		and	Total from	From net	of net	tax	net
	beginning	investment		unrealized	investment	investment	investment	return of	realized	Total
	of period	income		gain (loss)	operations	income	income	capital	gain	distributions

Growth and Income Fund
For the six months ended June 30, 2004 (Unaudited)	$10.00	$0.07	(c)	$0.60	$0.67	$—	$—	$—	$—	$—
For the year ended December 31, 2003	8.14	0.13	(c)	1.85	1.98	(0.12)	—	—	—	(0.12)
For the year ended December 31, 2002	9.33	0.13	(c)	(1.19)	(1.06)	(0.13)	—	—	—	(0.13)
For the year ended December 31, 2001	10.34	0.05	(c)	(1.02)	(0.97)	(0.04)	—	—	—	(0.04)
For the year ended December 31, 2000	10.89	0.04	(c)	(0.55)	(0.51)	(0.04)	—	—	—	(0.04)
For the year ended December 31, 1999	10.45	0.12		0.44	0.56	(0.12)	—	—	—	(0.12)

CORE U.S. Equity Fund
For the six months ended June 30, 2004 (Unaudited)	$10.92	$0.05	(c)	$0.62	$0.67	$—	$—	$—	$—	$—
For the year ended December 31, 2003	8.49	0.07	(c)	2.43	2.50	(0.07)	—	—	—	(0.07)
For the year ended December 31, 2002	10.94	0.06	(c)	(2.45)	(2.39)	(0.06)	—	—	—	(0.06)
For the year ended December 31, 2001	12.48	0.05	(c)	(1.54)	(1.49)	(0.05)	—	—	—	(0.05)
For the year ended December 31, 2000	13.98	0.11	(c)	(1.46)	(1.35)	(0.08)	—	—	(0.07)	(0.15)
For the year ended December 31, 1999	11.42	0.05		2.72	2.77	(0.05)	—	—	(0.16)	(0.21)

CORE Small Cap Equity Fund
For the six months ended June 30, 2004 (Unaudited)	$12.99	$0.03	(c)	$0.75	$0.78	$—	$—	$—	$—	$—
For the year ended December 31, 2003	9.19	0.04	(c)	4.18	4.22	(0.03)	—	—	(0.39)	(0.42)
For the year ended December 31, 2002	10.84	0.03	(c)	(1.65)	(1.62)	(0.03)	—	—	—	(0.03)
For the year ended December 31, 2001	10.40	0.03	(c)	0.44	0.47	(0.02)	—	(0.01)	—	(0.03)
For the year ended December 31, 2000	10.60	0.06	(c)	0.09	0.15	(0.04)	—	—	(0.31)	(0.35)
For the year ended December 31, 1999	9.04	0.02		1.56	1.58	(0.02)	—	—	—	(0.02)

Capital Growth Fund
For the six months ended June 30, 2004 (Unaudited)	$9.59	$0.01	(c)	$0.27	$0.28	$—	$—	$—	$—	$—
For the year ended December 31, 2003	7.77	0.03	(c)	1.81	1.84	(0.02)	—	—	—	(0.02)
For the year ended December 31, 2002	10.28	0.01	(c)	(2.50)	(2.49)	(0.02)	—	—	—	(0.02)
For the year ended December 31, 2001	12.09	0.02	(c)	(1.78)	(1.76)	(0.02)	—	—	(0.03)	(0.05)
For the year ended December 31, 2000	14.01	0.01	(c)	(1.16)	(1.15)	(0.01)	—	—	(0.76)	(0.77)
For the year ended December 31, 1999	11.31	0.01		3.04	3.05	(0.01)	—	—	(0.34)	(0.35)

Mid Cap Value Fund
For the six months ended June 30, 2004 (Unaudited)	$13.37	$0.06	(c)	$1.33	$1.39	$—	$—	$—	$—	$—
For the year ended December 31, 2003	10.61	0.12	(c)	2.89	3.01	(0.11)	—	—	(0.14)	(0.25)
For the year ended December 31, 2002	11.29	0.14	(c)	(0.67)	(0.53)	(0.12)	—	—	(0.03)	(0.15)
For the year ended December 31, 2001	10.67	0.14	(c)	1.14	1.28	(0.11)	—	—	(0.55)	(0.66)
For the year ended December 31, 2000	8.42	0.15	(c)	2.45	2.60	(0.08)	—	—	(0.27)	(0.35)
For the year ended December 31, 1999	8.57	0.07		(0.15)	(0.08)	(0.07)	—	—	—	(0.07)

International Equity Fund
For the six months ended June 30, 2004 (Unaudited)	$9.48	$0.06	(c)	$(0.07)	$(0.01)	$—	$—	$—	$—	$—
For the year ended December 31, 2003	7.25	0.04	(c)	2.53	2.57	(0.34)	—	—	—	(0.34)
For the year ended December 31, 2002	8.99	0.03	(c)	(1.68)	(1.65)	(0.09)	—	—	—	(0.09)
For the year ended December 31, 2001	11.78	0.05	(c)	(2.68)	(2.63)	(0.09)	—	(0.04)	(0.03)	(0.16)
For the year ended December 31, 2000	14.47	0.05	(c)	(1.99)	(1.94)	—	—	—	(0.75)	(0.75)
For the year ended December 31, 1999	11.91	0.07		3.66	3.73	(0.07)	(0.13)	—	(0.97)	(1.17)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net	Ratio of		net		Ratio of		net
Net asset		assets	net		investment		total		investment
value,		at end	expenses		income (loss)		expenses		income (loss)		Portfolio
end of	Total	of period	to average		to average		to average		to average		turnover
period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.67	6.70%	$234,821	0.84	% (b)	1.40	% (b)	0.84	% (b)	1.40	% (b)	43%
10.00	24.36	230,316	1.02		1.44		1.20		1.26		51
8.14	(11.34)	36,911	1.05		1.51		1.27		1.29		98
9.33	(9.34)	40,593	1.00		0.49		1.17		0.32		48
10.34	(4.69)	37,116	0.99		0.40		1.22		0.17		68
10.89	5.41	25,989	0.90		1.44		1.65		0.69		121

$11.59	6.14%	$432,261	0.77	% (b)	0.82	% (b)	0.78	% (b)	0.81	% (b)	48%
10.92	29.47	383,025	0.85		0.79		0.85		0.79		92
8.49	(21.89)	143,439	0.85		0.60		0.86		0.59		84
10.94	(11.94)	163,904	0.81		0.48		0.82		0.47		72
12.48	(9.62)	139,303	0.85		0.87		0.87		0.85		32
13.98	24.30	52,058	0.80		0.70		1.52		(0.02)		70

$13.77	6.00%	$183,885	0.89	% (b)	0.45	% (b)	0.89	% (b)	0.45	% (b)	66%
12.99	46.00	181,765	1.03		0.40		1.25		0.18		141
9.19	(14.97)	47,005	1.04		0.25		1.29		0.00		128
10.84	4.53	54,365	1.00		0.32		1.22		0.10		105
10.40	1.75	40,561	0.99		0.59		1.55		0.03		91
10.60	17.54	13,488	0.90		0.35		4.22		(2.97)		101

$9.87	2.92%	$179,054	0.85	% (b)	0.12	% (b)	0.85	% (b)	0.12	% (b)	29%
9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16
7.77	(24.33)	18,052	1.10		0.16		1.77		(0.51)		24
10.28	(14.46)	16,266	1.00		0.15		1.69		(0.54)		39
12.09	(7.98)	16,775	0.99		0.13		1.84		(0.72)		37
14.01	27.13	10,450	0.90		0.04		3.13		(2.19)		34

$14.76	10.40%	$701,972	0.87	% (b)	0.93	% (b)	0.87	% (b)	0.93	% (b)	40%
13.37	28.39	577,923	0.91		1.02		0.91		1.02		64
10.61	(4.69)	357,537	0.91		1.20		0.91		1.20		95
11.29	12.05	243,521	0.93		1.27		0.94		1.26		82
10.67	31.07	101,657	1.04		1.60		1.22		1.42		101
8.42	(0.95)	21,882	0.95		1.30		2.19		0.06		103

$9.47	0.00%	$100,210	1.20	% (b)	1.26	% (b)	1.33	% (b)	1.13	% (b)	43%
9.48	35.49	106,792	1.37		0.49		2.60		(0.74)		49
7.25	(18.34)	13,214	1.46		0.32		2.96		(1.18)		86
8.99	(22.26)	17,773	1.35		0.47		2.05		(0.23)		76
11.78	(13.19)	29,261	1.34		0.37		1.99		(0.28)		70
14.47	31.85	20,159	1.25		0.41		2.57		(0.91)		87

The accompanying notes are an integral part of these financial statements.      39

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements
June 30, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“the Act”) as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund (“Growth and Income”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity”), Goldman Sachs Capital Growth Fund (“Capital Growth”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value”) and Goldman Sachs International Equity Fund (“International Equity”), collectively, “the Funds” or individually a “Fund”. Each Fund is diversified under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investments in securities traded on a foreign securities exchange are valued daily at their last sale price on the principal exchange on which they are traded or at fair value using an independent service (if available) under valuation procedures approved by the Trust’s Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States of America.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amount reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to

GOLDMAN SACHS VARIABLE INSURANCE TRUST

2. SIGNIFICANT ACCOUNTING POLICIES — (continued)
shareholders are recorded on ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and Mid Cap Value Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as the Investment Adviser pursuant to an Investment Management Agreement with the Trust on behalf of the International Equity Fund (the Investment Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Under the Agreements, the respective adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the advisers are entitled to a fee, (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets. Effective June 1, 2004, GSAM voluntarily agreed to waive a portion of its Management fee for the CORE U.S. Equity Fund, equal to an annual percentage rate of the Fund’s average daily net assets as set forth below.
     Additionally, each adviser has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Transfer Agent fees and expenses, taxes, interest, brokerage fees, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. The Investment Adviser has agreed to maintain the expense limitations, as set forth in the table below, through June 30, 2005, except for Mid Cap Value Fund. The Investment Adviser may waive or modify the expense limitation for Mid Cap Value, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective adviser for prior fiscal year expense reimbursements, if any.
     For the six months ended June 30, 2004, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets are as follows:

	Management Fee
				Other
	Contractual	Waiver	Net	Expense
Fund	Annual Rate	Annual Rate	Annual Rate	Limit

Growth and Income	0.75%	—%	0.75%	0.11%

CORE U.S. Equity	0.70	0.05	0.65	0.16

CORE Small Cap Equity	0.75	—	0.75	0.11

Capital Growth	0.75	—	0.75	0.11

Mid Cap Value	0.80	—	0.80	0.25

International Equity	1.00	—	1.00	0.16

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund. Goldman Sachs serves as the distributor of each Fund’s shares at no cost to the Funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

3. AGREEMENTS — (continued)
     For the six months ended June 30, 2004, the investment advisers reimbursed certain other expenses and the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds expenses as follows (amounts in thousands):

	Management	Other Expense	Custody Fee
Fund	Fee Waiver	Reimbursement	Reduction		Total

Growth and Income	$—	$—	$—	*	$—	*

CORE U.S. Equity	17	—	1		18

CORE Small Cap Equity	—	—	—	*	—	*

Capital Growth	—	—	—	*	—	*

Mid Cap Value	—	—	2		2

International Equity	—	65	1		66

*	Amount represents less than $1,000.

     As of June 30, 2004, the amounts owed to affiliates were as follows (in thousands):

	Management	Transfer Agent
Fund	Fees	Fees	Total

Growth and Income	$142	$8	$150

CORE U.S. Equity	225	14	239

CORE Small Cap Equity	108	6	114

Capital Growth	110	6	116

Mid Cap Value	443	22	465

International Equity	81	3	84

4. PORTFOLIO SECURITY TRANSACTIONS

The cost of purchases and proceeds of sales and maturities (excluding short-term investments and futures transactions) for the six months ended June 30, 2004, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$98,217,694	$103,520,059

CORE U.S. Equity	215,344,350	194,884,000

CORE Small Cap Equity	120,977,214	128,791,494

Capital Growth	51,144,314	54,381,668

Mid Cap Value	323,201,753	250,661,912

International Equity	44,648,845	48,423,429

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the

 GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

4. PORTFOLIO SECURITY TRANSACTIONS — (continued)

Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

     At June 30, 2004, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain

CORE U.S. Equity	S & P 500 Index	132	September 2004	$7,526,640	$60,762

CORE Small Cap Equity	Russell 2000 Index	12	September 2004	$710,820	$8,175

Forward Foreign Currency Exchange Contracts — Growth and Income, Capital Growth, Mid Cap Value and International Equity may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At June 30, 2004, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

		Value on		Unrealized
Open Forward Foreign Currency	Expiration	Settlement	Current
Purchase Contracts	Date	Date	Value	Gain	Loss

Australian Dollar	07/29/2004	$4,855,941	$4,773,812	$—	$82,129
	08/06/2004	1,254,635	1,213,927	—	40,708
Canadian Dollar	09/15/2004	1,253,000	1,265,532	12,532	—
Danish Krone	07/30/2004	1,033,008	1,030,665	—	2,343
Euro Currency	08/06/2004	2,514,000	2,574,042	60,042	—
	09/15/2004	1,831,000	1,843,712	12,712	—
	09/15/2004	626,000	625,143	—	857
Japanese Yen	07/27/2004	5,696,138	5,632,280	—	63,858
	08/06/2004	2,012,014	1,992,600	—	19,414
	09/15/2004	630,000	632,011	2,011	—
	09/15/2004	626,000	617,250	—	8,750
New Zealand Dollar	07/29/2004	214,984	219,911	4,927	—
Norwegian Krone	08/06/2004	1,315,497	1,308,801	—	6,696
	09/15/2004	605,000	599,816	—	5,184

GOLDMAN SACHS VARIABLE INSURANCE TRUST

4. PORTFOLIO SECURITY TRANSACTIONS — (continued)

		Value on		Unrealized
Open Forward Foreign Currency	Expiration	Settlement	Current
Purchase Contracts	Date	Date	Value	Gain	Loss

Pound Sterling	07/23/2004	$6,735,029	$7,003,307	$268,278	$—
	09/15/2004	1,834,000	1,825,599	—	8,401
Singapore Dollar	07/20/2004	951,704	954,024	2,320	—
	07/20/2004	171,794	171,619	—	175
Swedish Krona	08/06/2004	1,772,000	1,802,654	30,654	—
	08/06/2004	637,000	636,225	—	775
	09/15/2004	616,000	622,489	6,489	—
Swiss Franc	08/06/2004	589,000	601,643	12,643	—
	09/15/2004	624,000	621,672	—	2,328
	09/15/2004	605,000	606,463	1,463	—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$39,002,744	$39,175,197	$414,071	$241,618

		Value on		Unrealized
Open Forward Foreign Currency	Expiration	Settlement	Current
Sale Contracts	Date	Date	Value	Gain	Loss

Australian Dollar	09/15/2004	$1,216,000	$1,228,200	$—	$12,200
Canadian Dollar	08/06/2004	1,919,876	1,950,791	—	30,915
	09/15/2004	1,832,000	1,872,169	—	40,169
Euro Currency	07/30/2004	1,507,318	1,508,971	—	1,653
	08/06/2004	2,600,309	2,657,903	—	57,594
	09/15/2004	1,245,000	1,255,144	—	10,144
Hong Kong Dollar	09/13/2004	4,110,810	4,108,842	1,968	—
Japanese Yen	08/06/2004	589,000	607,706	—	18,706
	09/15/2004	1,827,000	1,847,114	—	20,114
Norwegian Krone	07/23/2004	1,005,617	998,009	7,608	—
	08/06/2004	1,771,000	1,774,133	—	3,133
	09/15/2004	626,000	617,883	8,117	—
Pound Sterling	07/23/2004	703,880	701,846	2,034	—
	09/15/2004	626,000	620,465	5,535	—
Singapore Dollar	07/20/2004	303,741	295,665	8,076	—
Swedish Krona	08/06/2004	617,000	632,867	—	15,867
	09/15/2004	1,834,000	1,846,393	—	12,393
	09/17/2004	1,648,535	1,663,130	—	14,595
Swiss Franc	07/20/2004	1,365,360	1,394,602	—	29,242
	08/06/2004	1,996,193	2,064,292	—	68,099
	09/15/2004	630,000	630,535	—	535

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$29,974,639	$30,276,660	$33,338	$335,359

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2004, the International Equity Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

4. PORTFOLIO SECURITY TRANSACTIONS — (continued)

     For the six months ended June 30, 2004, Goldman Sachs and affiliated broker/ dealers earned brokerage commissions from portfolio transactions, including futures, executed on behalf of the Funds in the following amounts:

Brokerage
Fund	Commissions

Growth and Income	$21,461

CORE U.S. Equity	1,713

CORE Small Cap Equity	570

Mid Cap Value	18,776

International Equity	2,698

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ securities lending procedures the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2004, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the six months ended June 30, 2004.

			Earnings of BGA	Earnings Received	Amount Payable to
	Market Value	Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs Upon
	of Securities	Received for Loans	Loaned for the	Goldman Sachs	Return of Securities
	on loan as of	Outstanding as of	Six Months Ended	for Six Months Ended	Loaned as of
Fund	June 30, 2004	June 30, 2004	June 30, 2004	June 30, 2004	June 30, 2004

Growth and Income(a)	$—	$—	$9	$—	$—

CORE U.S. Equity	6,253,736	6,407,700	5,984	166	27,900

CORE Small Cap Equity	11,224,041	11,364,050	16,516	16,722	4,553,600

Mid Cap Value	19,984,233	20,371,475	1,654	233	—

International Equity	11,177,382	11,718,967	16,466	1,965	288,000

(a)	While there was lending activity during the six months ended June 30, 2004, there were no loans outstanding as of June 30, 2004.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended June 30, 2004, the Funds did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC, and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At June 30, 2004, the Growth and Income, CORE U.S. Equity, Capital Growth, and Mid Cap Value Funds had undivided interests in the following Joint Repurchase Agreement Account II which equaled $4,100,000, $7,000,000, $600,000 and $14,700,000, respectively, in principal amount. At June 30, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$750,000,000	1.55%	07/01/2004	$750,032,292

Bear Stearns & Co.	675,000,000	1.55	07/01/2004	675,029,063

Greenwich Capital Markets	400,000,000	1.53	07/01/2004	400,017,000

J.P. Morgan Chase & Co.	700,000,000	1.55	07/01/2004	700,030,139

Morgan Stanley & Co.	775,000,000	1.55	07/01/2004	775,033,368

UBS LLC	400,000,000	1.55	07/01/2004	400,017,222

UBS LLC	550,500,000	1.55	07/01/2004	550,523,702

Westdeutsche Landesbank AG	500,000,000	1.52	07/01/2004	500,021,111

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$4,750,500,000			$4,750,703,897

 GOLDMAN SACHS VARIABLE INSURANCE TRUST

Notes to Financial Statements (continued)
June 30, 2004 (Unaudited)

8. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year ended December 31, 2003, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Capital loss carryforward*:
Expiring 2006	$(362,220)	$—	$—	$—	$—	$—
Expiring 2007	(4,897,900)	—	—	—	—	—
Expiring 2008	(16,841,846)	(13,306,085)	—	(9,701,550)	—	(22,661,720)
Expiring 2009	(30,528,170)	(46,670,303)	—	(13,983,325)	—	(27,159,909)
Expiring 2010	(5,509,772)	(32,461,710)	—	(6,239,358)	—	(8,409,296)
Expiring 2011	—	(2,163,043)	—	(1,064,803)	—	(609,034)

Total capital loss carryforward	$(58,139,908)	$(94,601,141)	$—	$(30,989,036)	$—	$(58,839,959)

*	Utilization of these losses may be limited under the Internal Revenue Code.

At June 30, 2004, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Growth and	CORE U.S.	CORE Small Cap	Capital	Mid Cap	International
	Income Fund	Equity Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

Tax Cost	$208,104,929	$387,136,125	$176,899,066	$171,840,032	$615,633,631	$107,162,947

Gross unrealized gain	31,401,873	54,654,226	22,181,812	20,196,128	112,892,340	9,563,501
Gross unrealized loss	(1,394,362)	(4,553,643)	(4,588,409)	(12,916,177)	(9,242,352)	(4,906,496)

Net unrealized security gain (loss)	$30,007,511	$50,100,583	$17,593,403	$7,279,951	$103,649,988	$4,657,005

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, investments in partnerships and passive foreign investment companies.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

9. MERGERS AND REORGANIZATIONS

At a meeting held on September 18, 2003, the Board of Trustees of the Trust approved (i) an Agreement and Plan of Reorganization (the “Protective Agreement”) providing for the tax-free acquisition of the Growth and Income, CORE U.S. Equity, Small Cap Value, Capital Growth and International Equity Funds of Protective Investment Company by the Growth & Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and International Equity Funds of the Trust, respectively, and (ii) an Agreement and Plan of Reorganization (the “Ayco Agreement”) providing for the tax-free acquisition of the Growth Fund of the Ayco Series Trust by the Capital Growth Fund of the Trust. The acquisitions were completed on December 19, 2003 following the approval of the Ayco Fund shareholders on November 25, 2003 and the Protective Fund shareholders on December 9, 2003.

     Pursuant to the Protective Agreement and Ayco Agreement, the assets and liabilities of the Protective Growth & Income, Protective CORE U.S. Equity, Protective Small Cap Value, Protective Capital Growth, Protective International Equity and Ayco Growth Funds were transferred to the Growth & Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth and International Equity Funds of the Trust in a tax-free exchange for Shares of such Funds of the Trust as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/ Acquired Fund	Issued	Exchanged Shares	as of December 19, 2003

Growth & Income/ Protective Growth & Income	18,241,732	$178,951,522	14,281,379

CORE U.S. Equity/ Protective CORE U.S. Equity	16,120,873	172,009,752	10,870,914

CORE Small Cap Equity/ Protective Small Cap Value	8,651,130	110,388,436	10,265,148

Capital Growth/ Protective Capital Growth	14,334,186	134,454,724	8,558,442

Capital Growth/Ayco Growth	1,502,665	14,095,057	1,671,489

International Equity/ Protective International Equity	9,311,989	85,111,633	9,431,932

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Funds’ unrealized appreciation (depreciation) and capital loss carryforwards.

					Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Acquired		Aggregate
	Aggregate	Aggregate	Fund’s	Acquired	Net Assets
	Net Assets	Net Assets	Unrealized	Fund’s	immediately
	before	before	Appreciation/	Capital Loss	after
Survivor/ Acquired Fund	acquisition	acquisition	(Depreciation)	Carryforward*	acquisition

Growth & Income/ Protective Growth & Income	$46,773,384	$178,951,522	$29,603,787	$(49,065,396)	$225,724,906

CORE U.S. Equity/ Protective CORE U.S. Equity	200,597,059	172,009,752	16,701,292	(44,057,909)	372,606,811

CORE Small Cap Equity/ Protective Small Cap Value	68,670,034	110,388,436	—	—	179,058,470

Capital Growth/ Protective Capital Growth	26,929,808	134,454,724	(2,149,375)	(24,790,418)	175,479,589

Capital Growth/Ayco Growth	26,929,808	14,095,057	19,135	(2,696,909)	175,479,589

International Equity/ Protective International Equity	18,015,399	85,111,633	8,640,456	(50,026,977)	103,127,032

*	For U.S. federal income tax purposes, certain limitations may apply to the utilization of the Acquired Fund’s capital loss carryforwards.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL 133 Peterborough Court London, England EC4A 2BB

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request by calling 1-800-292-4726 (for Institutional Shareholders); and
(ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Please consider a fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money.

Holdings are as of June 30, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The U.S. Equity Funds are subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Goldman Sachs International Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund’s assets were not geographically concentrated.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs CORE Small Cap Equity Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

CORESM is a service mark of Goldman, Sachs & Co.
Goldman, Sachs & Co. is the distributor of the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income, CORE U.S. Equity, CORE Small Cap Equity, Capital Growth, Mid Cap Value and International Equity Funds.

© Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: August 16, 2004

VITSAR

ITEM 2.	CODE OF ETHICS.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the semi-annual report for the period ending June 30, 2004.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable to the semi-annual report for the period ended June 30, 2004.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Exhibit 99.CODE	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2004